                        MORTGAGE LOAN PURCHASE AGREEMENT

            THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of March 14, 2007, between GERMAN AMERICAN CAPITAL CORPORATION, as seller (the
"Seller"), and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as
purchaser (the "Purchaser").

            The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and/or manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as "Annex A". Eleven of the Mortgage Loans (the "ACS
Loans") were purchased by the Seller pursuant to a mortgage loan purchase agreement, dated and effective as of March 14, 2007 (the "ACS Purchase
Agreement"), between American Capital Strategies, Ltd., as seller ("ACS") and the Seller, as purchaser. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust
Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be dated as of March 1, 2007, among CCMSI, as depositor, Midland
Loan Services, Inc., Wachovia Bank, National Association and Capmark Finance
Inc., as master servicers (each, a "Master Servicer" and, together, the "Master
Servicers"), LNR Partners, Inc., as special servicer (the "Special Servicer"),
Wells Fargo Bank, National Association, as trustee (the "Trustee") and LaSalle
Bank National Association, as certificate administrator (the "Certificate
Administrator"). Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

            CCMSI intends to sell certain Classes of the Certificates (the
"Publicly Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"),
Deutsche Bank Securities Inc. ("DBS"), LaSalle Financial Services, Inc., RBC
Capital Markets Corporation and PNC Capital Markets LLC (collectively, the
"Dealers"), pursuant to an underwriting agreement dated as of the date hereof
(the "Underwriting Agreement"), between CCMSI and the Dealers. The Publicly
Offered Certificates are more particularly described in a prospectus supplement dated March 14, 2007 (the "Prospectus Supplement") and the accompanying base prospectus dated March 5, 2007 (the "Base Prospectus" and, together with the
Prospectus Supplement, the "Prospectus").

            CCMSI further intends to sell the remaining Classes of the
Certificates (the "Privately Offered Certificates") to CGMI and DBS, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate
Purchase Agreement"), between CCMSI, CGMI and DBS. The Privately Offered
Certificates are more particularly described in an offering memorandum dated
March 14, 2007 (the "Memorandum").

            Certain Classes of the Certificates will be assigned ratings by
Fitch, Inc., Moody's Investors Service, Inc. and/or Standard & Poor's Rating
Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating
Agencies").

            In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Seller Mortgage Loan Balance") of $2,115,270,058 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Seller Mortgage Loan
Balance, together with the aggregate principal balance of the Other Mortgage
Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$6,599,815,279 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on March 29, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing
Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage
Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the Purchaser, which amount shall include interest accrued on the Seller Mortgage Loan Balance for the period from and including the Cut-off Date up to but not including the
Closing Date. The Aggregate Purchase Price shall be reduced, with respect to the
Late Payment Date Loans, by an amount equal to one month of interest payable by the related borrower, which amount shall be used to make an interest-only payment in respect of such Mortgage Loan to the Certificateholders in April
2007. "Late Payment Date Loans" mean those ACS Loans known as (and identified on the Mortgage Loan Schedule as) JQH Hotel Portfolio B-Note, 24 Hour Fitness and
Big Kmart-Clemmons. The Aggregate Purchase Price shall be reduced, with respect to the Initial Date Deposit Loans, by their respective Initial Date Deposits.
For purposes of the foregoing, the Initial Date Deposit Loans are those Mortgage
Loans known as (and identified on the Mortgage Loan Schedule as) Sudley North
Business Center, Fort Hill Centre, Sudley North Business Center Building and
Griffin Building.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the
Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan

                                        2

Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell certain servicing rights to the applicable Master Servicer pursuant to that certain
Servicing Rights Purchase Agreement, dated as of the Closing Date, between such
Master Servicer and the Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage Loans. In addition, with respect to the ACS Loans, the Seller assigns to the Purchaser all rights of the Seller under the ACS Purchase Agreement, including the right to enforce directly against ACS all repurchase and other obligations described in
Section 3 of the ACS Purchase Agreement, including the requirement that in the event an Early Defeasance (as defined in the ACS Purchase Agreement) is exercised by a borrower, ACS is obligated to repurchase the related Early
Defeasance Loan (as defined in the ACS Purchase Agreement) at the Purchase
Price, together with a yield maintenance payment.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c)   No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver or cause to be delivered to the Trustee (with a copy
(except in the case of an Outside Serviced Trust Mortgage Loan or any letter of credit referred to in clause (xi)(D) below) to the applicable Master Servicer and the Special Servicer within ten (10) Business Days after the Closing Date)
the documents and instruments specified below under clauses (i), (ii), (vii),
(ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the
Closing Date, deliver or cause to be delivered to the Trustee (with a copy to the applicable Master Servicer) the remaining documents and instruments specified below, in each case with respect to each Mortgage Loan that is a
Serviced Trust Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage File for each Serviced Trust
Mortgage Loan shall contain the following documents:

                  (i)     either (A) in the case of any Serviced Trust Mortgage
      Loan, the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
      (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, National Association, as trustee for the registered holders of CD 2007-CD4 Commercial Mortgage Trust, Commercial
      Mortgage Pass-Through Certificates, Series CD 2007-CD4", or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto) or (B) in the case of any Serviced Non-Trust Mortgage
      Loan, a copy of the executed Mortgage Note;

                  (ii)    an original or a copy of the Mortgage, together with
      any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                                        3

                  (iii)   an original or a copy of any related Assignment of
      Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iv)    an original executed assignment, in recordable form
      (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (C)
      any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank,
      National Association, as trustee for the registered holders of CD 2007-CD4
      Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
      Series CD 2007-CD4" (and, in the case of a Serviced Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (v)     an original assignment of all unrecorded documents
      relating to the Trust Mortgage Loan (to the extent not already assigned pursuant to clause (iii) above), in favor of "Wells Fargo Bank, National
      Association, as trustee for the registered holders of CD 2007-CD4
      Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
      Series CD 2007-CD4" (and, in the case of a Serviced Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (vi)    originals or copies of any consolidation,
      assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed or consolidated;

                  (vii)   the original or a copy of the policy or certificate
      of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                  (viii)  any filed copies (bearing evidence of filing) or
      other evidence of filing reasonably satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the
      Closing Date), unless not yet returned by the applicable filing office;
      and, if there is an effective UCC Financing Statement in favor of the
      Seller on record with the applicable public office for UCC Financing
      Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of CD 2007-CD4 Commercial Mortgage
      Trust, Commercial Mortgage Pass-Through Certificates, Series CD 2007-CD4"
      (and, in the case of any A/B Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), as assignee, or in blank;

                                        4

                  (ix)    an original or a copy of any (A) Ground Lease and
      ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or (D) lease enhancement policy;

                  (x)     any intercreditor, co-lender or similar agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor; and

                  (xi)    copies of any (A) loan agreement, (B) escrow
      agreement, (C) security agreement or (D) letter of credit relating to a
      Trust Mortgage Loan (with the original of any such letter of credit to be delivered to the applicable Master Servicer).

            No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee (with a copy to the
Master Servicer and the Special Servicer within ten (10) Business Days after the
Closing Date) the documents and instruments specified below with respect to each of the Outside Serviced Trust Mortgage Loans (with respect to each Outside
Serviced Trust Mortgage Loan, the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage File for each Outside Serviced
Trust Mortgage Loan shall contain the following documents:

                  (x)     the original executed Mortgage Note for such Outside
      Serviced Trust Mortgage Loan including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
      "Wells Fargo Bank, National Association, as trustee for the registered holders of CD 2007-CD4 Commercial Mortgage Trust, Commercial Mortgage
      Pass-Through Certificates, Series 2007-CD4" or in blank, (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

                  (y)     an executed copy of the related Co-Lender Agreement;
      and

                  (z)     an executed copy of the related Outside Servicing
      Agreement (or, if not delivered on the Closing Date, within five (5)
      Business Days of such Outside Servicing Agreement being duly delivered and becoming effective).

            The Seller hereby further represents and warrants that with respect to the Outside Serviced Trust Mortgage Loans, it has delivered to the Outside
Trustee the documents constituting the "mortgage file" within the meaning of the related Outside Servicing Agreement in connection with its sale of one or more of the related Non-Trust Mortgage Loans to the depositor for the commercial mortgage securitization transaction to which such Outside Servicing Agreement relates.

            The foregoing document delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            With respect to the Crossed Loans constituting a Crossed Group, the existence of any document required to be in the Mortgage File of any Crossed
Loan in such Crossed Group shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the Mortgage File of the other Crossed Loan(s) in such Crossed Group, to the extent that such same

                                        5

document is also required to be part of the Mortgage File for such other Crossed
Loan(s) in such Crossed Group.

            References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan
Schedule or does not appear regular on its face.

            (d)   The Seller, at its own cost and expense, shall retain an
independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan (other than Outside Serviced Trust Mortgage Loans), promptly (and in any event, as to any such Mortgage Loan, within 90 days following the later of (i) the Closing Date and (ii) the delivery of the related Mortgage(s),
Assignment(s) of Leases, recordable documents, and UCC Financing Statements to the Trustee) complete (if and to the extent necessary) and cause to be submitted for recording or filing, as the case may be, in favor of the Trustee in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of Mortgage, assignment of Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage
Loan, referred to in Sections 2(c)(iv)(A), (B) and (C) and each assignment of a
UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Section 2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the
Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the
Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The Seller shall be responsible for the out-of-pocket costs and expenses of the Recording/Filing Agent in connection with its performance of the recording, filing and delivery obligations contemplated above.

            (e)   The Seller shall deliver or cause to be delivered to the
applicable Master Servicer or such Master Servicer's designee: (i) within ten
(10) days after the Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan) and that are not required to be part of the
Mortgage File in accordance with the definition thereof (including, without limitation, any original letters of credit relating to any Mortgage Loan); and
(ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans (other than an Outside Serviced Trust Mortgage
Loan).

            (f)   The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which

                                        6

secure any Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan).
Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the
Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the applicable Master Servicer.

            (g)   After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)     The Seller is a corporation organized and validly
      existing and in good standing under the laws of the State of Maryland and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                  (iii)   The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's organizational documents, (B)
      violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                  (iv)    The Seller is not in default with respect to any
      order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                                        7

                  (v)     The Seller is not a party to or bound by any
      agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

                  (vi)    No consent, approval, authorization or order of any
      court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions involving the
      Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                  (vii)   No litigation is pending or, to the Seller's
      knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

                  (viii)  For purposes of accounting under generally
      accepted accounting principles ("GAAP"), and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the
      Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not transferring the Mortgage Loans to the
      Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

            (b)   The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan other than the ACS Loans, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on Schedules III and IV. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan. A copy of the
ACS Mortgage Loan Purchase Agreement is attached hereto as Annex B.

            (c)   If the Seller receives, pursuant to Section 2.03(a) of the
Pooling and Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document
Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage"
within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), cure such Document Defect or Breach, as the case may be, in all material respects, or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by

                                        8

the related recording office) cannot be cured within such 90-day period, (i)
repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute
Mortgage Loan for such affected Mortgage Loan (other than the One World
Financial Center Mortgage Loan, for which no substitution is permitted) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account, any Substitution Shortfall Amount in
connection therewith; provided that, if a Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that if the cure of any
Document Defect or Breach would require an expenditure on the part of the Seller in excess of $10,000, then the Seller may, at its option, within the time period provided above, elect to purchase or replace the affected Mortgage Loan in accordance with this Section 3 without attempting to cure such Document Defect or Breach, as the case may be. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect that, to the Seller's knowledge, existed as of the Closing Date, and that materially and adversely affects the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

            (d)   If (i) any Mortgage Loan is required to be repurchased or
substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided in the immediately preceding paragraph unless: (x) such other Crossed Loans in such Crossed Group satisfy the Crossed
Loan Repurchase Criteria; (y) the Seller (at its expense) shall have furnished the Trustee with an Opinion of Counsel to the effect that the repurchase of

                                        9

or substitution for the affected Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing Agreement. If the conditions set forth in clauses (x), (y) and (z) of the prior sentence are satisfied, the
Seller may elect either to repurchase or substitute for only the affected
Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed
Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan
Repurchase Criteria have been satisfied, so long as the scope and cost of such
Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the
Seller nor the Purchaser shall enforce any remedies against the other's Primary
Collateral, but each is permitted to exercise remedies against the Primary
Collateral securing its respective Crossed Loans, including, with respect to the
Purchaser, the Primary Collateral securing the Crossed Loans still held by the
Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

            Notwithstanding any of the foregoing provisions of this Section
3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator or the Trust Fund in connection with such release,
(ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created

                                       10

under the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) the
Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the applicable Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            (e)   In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account maintained by the applicable Master Servicer, and the delivery of the Mortgage
File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage
Loan(s) to the Trustee and the applicable Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the
Trustee, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the
Special Servicer shall release to the Seller any Escrow Payments and Reserve
Funds held by it in respect of such repurchased or replaced Mortgage Loans.

            (f)   This Section 3 provides the sole remedy available to the
Certificateholders or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach and the Purchaser acknowledges and agrees that the representations and warranties made herein by the Seller pursuant to Section 3(b) are solely for risk allocation purposes.

            SECTION 4.  Representations and Warranties of the Purchaser. In
order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware. The
Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the
Trustee.

            (b)   This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)   The Purchaser is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely

                                       11

affect the ability of the Purchaser to perform its obligations under this
Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this
Agreement (except to the extent such consent has been obtained).

            (d)   No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Purchaser of, or compliance by such Purchaser with, this
Agreement or the consummation of the transactions of such contemplated by this
Agreement, except for any consent, approval, authorization or order which has been obtained prior to the actual performance by such Purchaser of its obligations under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of such Purchaser to perform its obligations hereunder.

            (e)   None of the acquisition of the Mortgage Loans by the
Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the Purchaser's certificate of incorporation or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii)
any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (f)   Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as
a sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

            (g)   There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)   The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                                       12

            SECTION 5.  Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, New
York, New York on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section
4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)   The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section
6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)   The Seller or its designee shall have delivered and released to the Trustee (or a Custodian on its behalf) and the applicable Master
Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer on or before the Closing Date pursuant to Section 2 of this Agreement;

            (d)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)   The Seller shall have paid all fees and expenses payable by it to CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

            (f)   The Underwriters and Initial Purchasers shall have received letters from an independent accounting firm reasonably acceptable to CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus Supplement and other disclosure documents.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6.  Closing Documents. The Closing Documents shall consist of the following:

            (a)   This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

            (b)   A certificate of the Seller, executed by the Seller and dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and the Indemnification Agreement (other than with respect to the ACS Loans) are true and correct in all material respects at and as of the Closing Date with the same effect as

                                       13

if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedules III and IV to this
Agreement; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing
Date;

            (c)   An officer's certificate from the Seller, dated the Closing
Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)   True and complete copies of the certificate of incorporation and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of good standing of the Seller issued by the State of Maryland not earlier than thirty (30) days prior to the
Closing Date;

            (e)   A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Certificate Administrator, the Dealers and
the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

            (f)   Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the sale of the Mortgage Loans by the
Seller to the Purchaser; and

            (g)   A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

            SECTION 7.  Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Seller Mortgage Loan
Balance represents of the Cut-off Date Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i)
the costs and expenses of delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a final Prospectus and Memorandum and other customary offering materials relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee and the Certificate Administrator (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage
Loans and the Other Mortgage Loans; (iv) the filing fee charged by the
Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser

                                       14

and the Seller with respect to numerical information in respect of the Mortgage
Loans, the Other Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky"
survey and in connection with any determination of the eligibility of the
Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky"
survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 8.  Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Accounts, the Distribution Account or, if established, the REO Accounts (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and
Servicing Agreement, and in connection therewith the Seller authorizes the
Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

                                       15

            SECTION 9.  Notices. All notices, copies, requests, consents, demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                                       16

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing
Agreement which relates to defined terms contained therein, Section 2.01(d)
thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 18. Accountants' Letters. The parties hereto shall cooperate with accountants designated by CCMSI and reasonably acceptable to the Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting
Agreement and/or the Certificate Purchase Agreement.

            SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's
"knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 20. Disclosure Materials. The Purchaser shall provide the
Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       17

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                         SELLER

                                         GERMAN AMERICAN CAPITAL CORPORATION

                                         By: /s/ Helaine M. Kaplan
                                            -----------------------------------
                                            Name: Helaine M. Kaplan
                                            Title: Vice President

                                         By: /s/ Boris Zhuravel
                                            -----------------------------------
                                            Name: Boris Zhuravel
                                            Title: Vice President

                                         PURCHASER

                                         CITIGROUP COMMERCIAL MORTGAGE
                                           SECURITIES INC.

                                         By: /s/ Angela Vleck
                                            ----------------------------------
                                            Name:  Angela Vleck
                                            Title: Vice President

                      GACC MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

ADDRESS FOR NOTICES

Seller:

Address for Notices:

German American Capital Corporation
60 Wall Street
New York, New York 10005
Attn: Lainie Kaye
Facsimile Number: (212) 797-4487

Purchaser:

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York 10013
Attn: Angela Vleck
Facsimile Number: (212) 816-8307

                                       A-1

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

            1.    The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

            2.    As of the date of its origination, such Mortgage Loan and
      the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

            3.    Immediately prior to the sale, transfer and assignment to the
      Purchaser, the Seller had good title to, and was the sole owner of, each
      Mortgage Loan and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, but subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing
      Rights Purchase Agreement dated as of the Closing Date between the applicable Master Servicer and the Seller. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the
      Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

            4.    The proceeds of such Mortgage Loan have been fully disbursed
      (except to the extent that a portion of such proceeds is being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

            5.    Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed by the Mortgagor in connection with such
      Mortgage Loan is a legal, valid and binding obligation of the related
      Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

            6.    As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no

                                       I-1

      valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional Interest, prepayment premiums or yield maintenance charges.

            7.    Each related assignment of Mortgage and assignment of
      Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity
      (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

            8.    Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions and limitations set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the
      Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
      (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the
      Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Loan Combination, the lien of the Mortgage for the related
      Non-Trust Loan(s). Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and Mortgage Loans that are part of a Loan
      Combination, there are no mortgage loans that are senior or pari passu in right of payment with the subject Mortgage Loan that are secured by the related Mortgaged Property.

            9.    UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the
      Mortgaged Property owned

                                       I-2

      by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such
      Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing of UCC Financing Statements, and the
      Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity
      (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            10.   All real estate taxes and governmental assessments, or
      installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property, have been paid, or an escrow of funds in an amount sufficient (together with, in the case of taxes and governmental assessments not presently due and payable, future escrow payments required to be made pursuant to the related Mortgage Loan documents) to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and
      (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

            11.   To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan, and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged
      Property.

            12.   The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a
      Mortgage Loan that is part of a Loan Combination, in the original
      (aggregate, if applicable) principal amount of the other mortgage loan(s)
      constituting the related Loan Combination) after all advances of principal
      (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the
      Seller or its successors or assigns is the named insured of such policy;
      such policy is assignable in connection with the assignment of the related
      Mortgage Note without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this
      Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done

                                       I-3

      anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy.
      The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; and such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road and (b) against any loss due to encroachments of any material portion of the improvements thereon.

            13.   As of the date of its origination, all insurance coverage
      required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the original principal balance of the Mortgage Loan (and, in the case of a Mortgage
      Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such
      Mortgaged Property is operated as a manufactured housing community, such
      Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to twelve (12) months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, six (6) months); and as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each
      Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
      Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the
      Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller.
      Except for certain amounts not greater than amounts which would be considered prudent by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) to the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged
      Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

            The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without thirty (30) days prior written notice to the Mortgagee
      (or, with respect to

                                       I-4

      non-payment, ten (10) days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the
      Mortgagee to require insurance as described above, and permits the
      Mortgagee to purchase such insurance at the Mortgagor's expense if
      Mortgagor fails to do so.

            14.   Other than payments due but not yet thirty (30) days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the
      Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
      Mortgage Note, except for a written waiver contained in the related
      Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

            15.   As of the Closing Date, each Mortgage Loan is not, and in the prior twelve (12) months (or since the date of origination if such
      Mortgage Loan has been originated within the past twelve (12) months), has not been, thirty (30) days or more past due in respect of any
      Scheduled Payment.

            16.   Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated
      Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

            17.   No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged
      Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

            18.   Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury regulations Sections 1.860-G(2)(a)(3) and 1.860G(2)(f)(2)), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
      Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to

                                       I-5

      80% of the principal amount of such Mortgage Loan (i) as of the Testing
      Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1)
      such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2)
      such "significant modification" did not occur at a time when such Mortgage
      Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such
      "significant modification" occurred.

            19.   One or more environmental site assessments, updates or
      transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, except for those Mortgage Loans identified on Annex A to this Schedule I for which a lender's environmental insurance policy was obtained in lieu of such environmental site assessments, updates and transaction screens, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental
      Condition (REC), as that term is defined in the Standard Practice for
      Environmental Site Assessments: Phase I Environmental Site Assessment
      Process Designation: E 1527-00, as recommended by the American Society for
      Testing and Materials (ASTM), with respect to the related Mortgaged
      Property and the same have not been subsequently addressed in all material respects, then one or more of the following is true: (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the Mortgage
      Loan documents to perform such work); (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation;
      (iii) the related Mortgagor has provided a lender's environmental insurance policy (in which case such Mortgage Loan is identified on Annex
      A to this Schedule I); (iv) an operations and maintenance plan has been or will be implemented; (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; or (vi) the Mortgagor or other responsible party has obtained a no further action letter or other evidence that governmental authorities have no intention of taking any action or requiring any action in respect of the REC. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured

                                       I-6

      by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

            20.   Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

            21.   At the time of origination and, to the actual knowledge of
      Seller as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

            22.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

            23.   Subject to certain exceptions, which are customarily
      acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related
      Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related
      Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property
      Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26) below, or (b) the related Mortgaged
      Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

            24.   Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

            25.   Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

                                       I-7

            26.   Since origination, no material portion of the related
      Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the
      Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a)
      which permit defeasance by means of substituting for the Mortgaged
      Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged
      Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section
      1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the
      Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with
      REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the Mortgage Loan, the terms of the related
      Mortgage do not provide for release of any portion of the Mortgaged
      Property from the lien of the Mortgage except in consideration of payment in full therefor.

            27.   To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable
      Mortgaged Property is located, as of the date of origination of such
      Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b)
      would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

            28.   To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage
      Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance).

                                       I-8

            29.   With respect to at least 95% of the Mortgage Loans (by
      principal balance) having a Cut-off Date Balance in excess of 1% of the
      Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged
      Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

            30.   No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

            31.   As of the date of origination and, to the Seller's actual
      knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the
      Mortgaged Property.

            32.   As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

            33.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            34.   The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the
      Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect and in an amount (subject to a deductible not to exceed $25,000) at least equal to the least of (a) the replacement cost of improvements located on such mortgaged real property, (b) the outstanding principal balance of the subject mortgage loan and (c) the maximum amount under the applicable federal flood insurance program.

            35.   All escrow deposits and payments required pursuant to the
      Mortgage Loan as of the Closing Date required to be deposited with the
      Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

            36.   To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the

                                       I-9

      Mortgage Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related
      Mortgaged Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

            37.   The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the Seller or its affiliates with respect to the
      Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

            38.   Except for any Mortgage Loan secured by a Mortgagor's
      leasehold interest in the related Mortgaged Property, the related
      Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

            39.   The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related
      Mortgagor after the occurrence of an event of default and not paid to the
      Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

            40.   Subject to the exceptions set forth in representation (5), the
      Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each
      Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any
      Person is entitled to occupy, use or possess all or any portion of the real property.

            41.   With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of
      Treasury Regulations Section 1.860G-1(b)(2).

            42.   If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two (2) years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or, in the case of a partial defeasance, in an amount sufficient to make all scheduled payments with respect to the defeased portion of such Mortgage
      Loan). In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor
      (including rating agencies' fees,

                                      I-10

      accounting fees and attorneys' fees), and provide that the related
      Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the
      REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

            43.   To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
      Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            44.   Neither the Seller nor any affiliate thereof has any
      obligation to make any capital contributions to the Mortgagor under the
      Mortgage Loan.

            45.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the
      Cut-off Date of the related Mortgage Loan).

                                      I-11

                             ANNEX A (TO SCHEDULE I)

            MORTGAGE LOANS AS TO WHICH THE RELATED MORTGAGOR OBTAINED
                    A LENDER'S ENVIRONMENTAL INSURANCE POLICY

None.

                                      I-12

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

            With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            1.    Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than thirty (30) days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            2.    Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            3.    Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            4.    To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet thirty (30) days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

            5.    The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

            6.    The ground lease (a) is not subject to any liens or
      encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            7.    A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such
      Ground Lease before the lessor thereunder may terminate such Ground Lease.

                                      II-1

            8.    Such Ground Lease has an original term (together with any
      extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than twenty (20) years beyond the Stated Maturity Date.

            9.    Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related
      Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution), or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

            10.   The ground lease does not impose any restrictions on
      subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

            11.   The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

          EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding
Mortgage Loan representations and warranties set forth in Exhibit C to the
Mortgage Loan Purchase Agreement for GACC.

            Note: The Mortgage Loans known as Cresmont Loft Apartments, identified on Annex A-1 by ID # 177, has an Indemnity Deed of Trust structure.
The borrower under such Mortgage Loan executed and delivered the related note to the lender and is obligated to make payments thereunder. The property owner for such Mortgage Loan has guaranteed all amounts payable by the borrower under the related note, which guaranty is secured by an indemnity deed of trust in favor of the lender. With respect to the above referenced Mortgage Loan, certain of the representations regarding the borrower refer to the property owner of the related Mortgaged Property as well.

-------------------------------------------------------------------------------------------------------------------------------
ANNEX A
ID#               MORTGAGE LOAN                   EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 13:
-------------------------------------------------------------------------------------------------------------------------------

Various           Various                         The Mortgage Loan documents generally require property insurance against loss customarily included under an "all risk" property insurance policy but certain "all risk" policies do not specifically cover lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke and/or may specifically exclude windstorm or other such coverage.

                                                  Certain of the Mortgage Loan documents may limit terrorism insurance coverage to the extent such coverage is commercially available for similarly situated properties and/or on commercially reasonable terms. Certain of the Mortgage
                                                  Loan documents provide limits on the insurance premium amount the related borrower is required to spend for terrorism insurance. Certain of the loan documents do not specifically require terrorism insurance be maintained.
-------------------------------------------------------------------------------------------------------------------------------

7                 Four Seasons Resort Maui        The existing windstorm/named storm/hurricane insurance (under a blanket policy) is capped at $100,000,000. The total insurable value (buildings, contents and 12 months of business interruption insurance) is approximately
                                                  $200,000,000. Under the Mortgage Loan documents, the borrower is required to maintain (i) if under a blanket policy, windstorm coverage in an amount equal to at least $100,000,000, and (ii) if under a stand alone policy, windstorm in an amount equal to the greater of (1) 50,000,000 and (2) ten times the product of (A) the probably maximum loss (as determined pursuant to a windstorm study forecasting the expected damage from windstorms over a forecast period), and (B) 100% of the replacement cost of the
-------------------------------------------------------------------------------------------------------------------------------

                                      III-1

-------------------------------------------------------------------------------------------------------------------------------
ANNEX A
ID#               MORTGAGE LOAN                   EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                  improvements and building equipment (but in no event more than $75,000,000 of coverage).
-------------------------------------------------------------------------------------------------------------------------------

21                One East Delaware               The Mortgage Loan documents permit terrorism insurance to be excluded from the general liability insurance provided. The guarantor has guaranteed against any loss resulting from terrorism insurance being excluded.
-------------------------------------------------------------------------------------------------------------------------------

10                DB Americold Portfolio          The deductible for windstorm and flood insurance is capped at 5% of the property replacement cost or at prevailing market deductibles.
-------------------------------------------------------------------------------------------------------------------------------

24                Victoria Place Apartments       The Mortgage Loan documents provide the borrower with 60 days after loan closing to obtain windstorm coverage in the amount of $20MM (of which up to
                                                  $10MM may be under blanket coverage). The borrower escrowed $200,000 at closing, to be released to the borrower once coverage is put in place.. The
                                                  Mortgage Loan documents provide that if windstorm insurance becomes available at commercially reasonable rates, the borrower is required to obtain full coverage. The guaranty provides that the loan sponsor is responsible for all losses due to windstorm insurance not covered by such insurance.

                                                  The Mortgage Loan documents provide that notwithstanding any conflicting requirements in such documents, Citizens Property Insurance Company shall be an acceptable insurance provider.
-------------------------------------------------------------------------------------------------------------------------------

31                Westbury at Lake Brandon        At Mortgage Loan closing, the Mortgaged Property was fully insured against
                  Apartments                      non-named storms but with regard to named storms, the Mortgaged Property is covered under a $5 million blanket policy maintained by the sponsor that covers the Mortgaged Property and three other properties (including Victoria
                                                  Place Apartments). The blanket policy has a $500,000 deductible. The borrower is obligated to obtain full windstorm coverage (with a maximum deductible of up to 5% of the property replacement cost) within 60 days of Mortgage Loan closing. In addition, at Mortgage Loan closing, the borrower escrowed
                                                  $200,000 with the lender, which amount may be (i) released to the borrower once the required insurance is maintained or (ii) used by the lender to purchase the required insurance on borrower's behalf. The Mortgage Loan documents provide that notwithstanding any conflicting requirements in such documents, Citizens Property Insurance Company shall be an acceptable insurance provider.
-------------------------------------------------------------------------------------------------------------------------------

35                Locust on the Park              The borrower has $350,000 of FEMA flood coverage and $5,000,000 of excess coverage. The loan sponsor provided a guaranty to the lender covering any loss related to the failure of the borrower to maintain the full excess coverage.
-------------------------------------------------------------------------------------------------------------------------------

                                      III-2

-------------------------------------------------------------------------------------------------------------------------------
ANNEX A
ID#               MORTGAGE LOAN                   EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

149               Griffin Building                The Mortgaged Property is located in a flood zone requiring insurance;
                                                  however, the elevation certificate provided at closing showed that the building may be constructed at an elevation that would permit the owner to obtain a letter of map amendment ("LOMA") to change designation for the building to a zone not requiring flood insurance. Because the LOMA process takes time, at closing borrower had obtained the maximum flood insurance available under the national flood insurance program ($500,000) and
                                                  $1,000,000 in excess coverage under a blanket policy. Within 120 days of the closing of the Mortgage Loan, the borrower is required to provide lender with evidence of LOMA or obtain full excess flood coverage. The sponsor provided a payment guaranty that will cover any loss not covered by the flood insurance that is incurred as a result of a flood.
-------------------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 23:
-------------------------------------------------------------------------------------------------------------------------------

                  Various                         With respect to certain of the Mortgage Loans, the Mortgage Loan documents permit, without lender consent, (a) the sale of the Mortgaged Property and assumption of the Mortgage Loan upon the satisfaction of certain conditions in the Mortgage Loan documents (b) transfers (i) of a controlling interest in the borrower to certain pre-approved entities or to an entity meeting the "qualified transferee" (or similar) definition under the Mortgage Loan documents or to any entity satisfying certain other criteria (or subject to conditions) specified in the related Mortgage Loan documents, (ii) that result in no change in the managerial or day-to-day control of the borrower, (iii) among existing principals, even if there is a change control, (iv) that accommodate a 1031 exchange or reverse 1031 exchange, or
                                                  (v) with respect to Mortgage Loans to tenant-in-common borrowers, transfers among and to additional tenant-in-common borrowers.

                                                  The Mortgage Loans generally permit the related borrower to incur debt in the ordinary course of business, including debt secured by a lien on individual items of equipment.

                                                  Certain Mortgage Loans provide for management fees and, in some cases, an additional administrative asset management fee. All such fees are generally subordinated to the related Mortgage Loan.
-------------------------------------------------------------------------------------------------------------------------------

7                 Four Seasons Resort Maui        The Mortgage Loan documents permit borrower's parent to incur debt from a borrower affiliate (including any holder of direct or indirect equity interest in the borrower's parent) (a  "Member Lender ") under the following conditions: (i) such Member Lender also makes an equity investment in the parent or a direct or indirect owner of the parent, (ii)
                                                  the balance of the member loan(s) may not be greater than $132.0 million and (iii) there may not be more than
-------------------------------------------------------------------------------------------------------------------------------

                                      III-3

-------------------------------------------------------------------------------------------------------------------------------
ANNEX A
ID#               MORTGAGE LOAN                   EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                  three Member Lenders. In addition, the borrower's parent, or any holder of direct or indirect equity interest in the borrower, may obtain common and/or preferred equity investment from a third party investor provided: (i) unless acceptable to lender, such preferred equity investor may not have co-control rights with the mortgage loan sponsor with respect to borrower and the Four
                                                  Seasons Resort Maui Property and may only have rights with respect to certain major decisions as set forth in the Mortgage Loan documents and (ii) the aggregate funded amount of all common and/or permitted equity investments and all permitted member loans is not at any time greater than $132.0 million.
                                                  Further, provided no event of default has occurred and is continuing, a single purpose entity having a direct or indirect 100% ownership interest in borrower's parent may incur indebtedness in the form of one or more mezzanine loans, subject to certain conditions including and without limitation, (i)
                                                  the borrower has obtained rating agency approval, (ii) the mezzanine lender is a qualified lender, as defined by the loan documents, (iii) the borrower has delivered an appraisal satisfactory to lender and (iv) (a) if there are no permitted member loans or permitted equity investors and there will not be in the future, then the combined financing DSCR may not be less than 1.25x and the combined financing LTV may not exceed 75% or (b) if there are permitted member loans or permitted equity investors or if the borrower anticipates that there will be in the future, the combined financing DSCR may not be less than 1.30x and the combined financing LTV may not exceed 68%.
-------------------------------------------------------------------------------------------------------------------------------

8                 Riverton Apartments             Equity owners of the borrower incurred $25,000,000 of mezzanine debt secured by its interest in the borrower. The holder of the mezzanine debt has entered into an intercreditor agreement ("ICA") with lender.
-------------------------------------------------------------------------------------------------------------------------------

17                Santa Palmia Apartments         One of the loan sponsors made mezzanine loans (in an aggregate amount of
                                                  $19,000,000) to the other loan sponsors, in each case secured by the related loan sponsors' interest in the related Santa Palmia Apartments tenant-in-common borrower and such sponsors' interest in borrowers under other loans that are not collateral for the trust fund.

                                                  The Mortgage Loan documents permit the tenant-in-common borrowers to dissolve this structure and transfer the Mortgaged Property to a newly formed single purpose entity. After such transfer, the new SPE is permitted to transfer the
                                                  Mortgaged Property to new tenant-in-common borrowers.
-------------------------------------------------------------------------------------------------------------------------------

27                Foxfire Apartments              The Mortgage Loan does not provide for the subordination of the affiliated property management fee.
-------------------------------------------------------------------------------------------------------------------------------

35                Locust on the Park              The Mortgage Loan documents permit the pledge of equity interests
-------------------------------------------------------------------------------------------------------------------------------

                                      III-4

-------------------------------------------------------------------------------------------------------------------------------
ANNEX A
ID#               MORTGAGE LOAN                   EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                  in the borrower to secure mezzanine debt subject to the satisfaction of conditions including but not limited to (i) delivery of an acceptable ICA,
                                                  (ii) aggregate DSCR is at least 1.20x, and (iii) aggregate LTV ratio is not more than 80%.
-------------------------------------------------------------------------------------------------------------------------------

43                Top of the Hill Apartments      The Mortgage Loan does not provide for the subordination of the affiliated property management fee.
-------------------------------------------------------------------------------------------------------------------------------

60                One Garret Mountain Plaza       The Mortgage Loan documents permit the pledge of equity interests in the borrower to secure mezzanine debt subject to the satisfaction of conditions including but not limited to (i) delivery of an acceptable ICA, (ii)
                                                  aggregate DSCR  is at least 1.20x, and (iii) aggregate LTV ratio is not more than 80%.

                                                  The loan documents permit the transfer of the management of the borrower to a new managing member without lender consent subject to the satisfaction of certain conditions, including rating agency confirmation.
-------------------------------------------------------------------------------------------------------------------------------

70                29 West 30th Street             The Mortgage Loan documents permit the pledge of equity interests in the borrower to secure mezzanine debt subject to the satisfaction of conditions including but not limited to (i) the combined DSCR is at least 1.15x, (ii)
                                                  the aggregate LTV does not exceed 80%, (iii) delivery of an acceptable ICA and (iv) the mezzanine lender is an institutional lender as defined in the
                                                  Mortgage Loan documents.
-------------------------------------------------------------------------------------------------------------------------------

186               Storage Outlet Gardena          The Mortgage Loan documents permit a purchaser of the property who assumes the loan to incur future mezzanine debt provided, among other things, the combined DSCR is at least 1.20x, the combined LTV is not more than 80% and delivery of an acceptable ICA.
-------------------------------------------------------------------------------------------------------------------------------

269               Sedgefield Downs                The Mortgage Loan documents permit the borrower to incur subordinate, unsecured, short term, non-interest bearing advances from members of the borrower for operating funds.
-------------------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 26:
-------------------------------------------------------------------------------------------------------------------------------

10                DB Americold Portfolio          The borrower is permitted to partially defease a portion of the Mortgage
                                                  Loan, provided, among other things, (A) delivery of a defeasance collateral in an amount (the "Release Amount") equal to (i) 105% the first 12.5% of the portfolio at 105% of the allocated loan amount, (ii) the second 12.5% at 110%
                                                  of the allocated loan amount, and (iii) the remaining properties at 115% of the allocated loan amount, (B) the DSCR after the release is not less than the greater of (x) the DSCR (for the trailing 12 full calendar months as of the date immediately preceding the release or (y) the DSCR at loan closing, provided that in order to satisfy such DSCR conditions, the borrower
-------------------------------------------------------------------------------------------------------------------------------

                                      III-5

-------------------------------------------------------------------------------------------------------------------------------
ANNEX A
ID#               MORTGAGE LOAN                   EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                  may defease a portion of the loan in excess of the Release Amount, and (C)
                                                  the borrower satisfies the partial defeasance requirements specified in the related Mortgage Loan documents. In addition, prior to the expiration of the defeasance lockout period, the borrower has the right to prepay up to 15% of the Mortgage Loan amount with Yield Maintenance solely to cure a default that cannot be cured despite borrower's commercially reasonable efforts to do so.

                                                  The borrower also is permitted to substitute another property of like kind and quality provided, among other things, (a) the aggregate allocated loan amount of the substituted properties do not exceed 20% of the original principal balance of the whole Mortgage Loan, (b) after giving effect to the substitution, the DSCR for the loan is not less than the greater of (i) the
                                                  DSCR as of the closing date and (ii) the DSCR for the trailing 12 full calendar months as of the date immediately preceding substitution, provided that the borrower may defease a portion of the loan to satisfy the DSCR requirements and (c) (i) the LTV ratio of the substitute property is not greater than the lesser of the LTV of the substituted property (x) as of the loan closing date and (y) immediately prior to the substitution or (ii) if the borrower is unable to satisfy the LTV ratio test set forth in (c) above, after giving effect to the substitution, such test may be satisfied if the
                                                  LTV ratio for all of the individual properties immediately after the substitution is not greater than the lesser of (i) the loan-to-value ratio as of the closing date and (ii) the loan-to-value ratio immediately prior to the substitution.
-------------------------------------------------------------------------------------------------------------------------------

60                One Garret Mountain Plaza       The Mortgaged Property and a vacant lot were part of the same legal lot at loan origination. The borrower mortgaged both parcels as collateral for the
                                                  Mortgage Loan and the parcels were cross- collateralized and cross-defaulted. The properties were legally subdivided after the loan origination date and prior to the date hereof. Pursuant to the Mortgage
                                                  Loan documents, the lender released the vacant parcel from the lien of the
                                                  Mortgage and released the cross.

                                                  The Mortgaged Property and the vacant lot are still part of the same tax parcel.
-------------------------------------------------------------------------------------------------------------------------------

222               528 West 21st Street            The Mortgage Loan documents permit the release of "air rights" to the adjacent property owners, subject to the satisfaction of certain conditions, including that (i) at least 36 months still remain on the related tenants' lease,  (ii) contemporaneous with the release, the borrower provide defeasance collateral in an amount necessary to make LTV for the undefeased portion of the Mortgage Loan not more than 65% and (iii)
                                                  the related tenant have a lease in place with a term extending at least five years beyond maturity or the borrower deliver $500,000 into the tenant improvement/ leasing commission reserve.
-------------------------------------------------------------------------------------------------------------------------------

                                      III-6

-------------------------------------------------------------------------------------------------------------------------------
ANNEX A
ID#               MORTGAGE LOAN                   EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 27:
-------------------------------------------------------------------------------------------------------------------------------

8                 Riverton Apartments             The Mortgaged Property has certain building code violations. However, the borrower has over $29 million deposited with the lender in planned renovation related reserve accounts, which amounts may be used in connection with any remediation of code violations.
-------------------------------------------------------------------------------------------------------------------------------

21                One East Delaware               The Mortgaged Property has certain building code violations. Waterton
                                                  Residential Property Fund IX, L.L.C. has guaranteed for any losses incurred by the lender related to the borrower's failure to correct the outstanding violations.
-------------------------------------------------------------------------------------------------------------------------------

60                One Garret Mountain Plaza       The Mortgaged Property boundaries contain a 225,000 square foot man made lake with a 138 foot dam. Pursuant to dam safety laws enacted by the State of New Jersey after the dam was built, tests were performed and several violations were discovered. The prior owner of the property submitted a plan to the state of New Jersey that provides for structural reinforcement of the dam. The plans have been approved and the permit issued. The borrower plans to commence the repairs in the spring or fall 2007, depending on when it is considered to be more environmentally responsible to lower the water level of the lake (which is necessary to perform the repairs). The borrower escrowed 125% of the cost of repairs with the lender and agreed to complete the repairs within 12 months of loan closing
                                                  (subject to reasonable delays) but not more than 36 months from loan closing
-------------------------------------------------------------------------------------------------------------------------------

70                29 West 30th Street             There are certain building code violations for the Mortgaged Property. The borrower and guarantors agreed to indemnify the lender for loss resulting as a result of such violations.
-------------------------------------------------------------------------------------------------------------------------------

85                212 Wolcott Street              There are certain building code violations for the Mortgaged Property. The borrower and guarantors agreed to indemnify the lender for loss resulting as a result of such violations.

                                                  The borrower has not obtained updated certificates of occupancy for the uses in two of the buildings. The guaranty covers any losses resulting from borrowers failure to obtain updated certificates of occupancy.
-------------------------------------------------------------------------------------------------------------------------------

152               Oak Tree Plaza                  There are certain building code violations for the Mortgaged Property. The borrower and guarantors agreed to indemnify the lender for loss resulting as a result of such violations.
-------------------------------------------------------------------------------------------------------------------------------

176               29 Prince Street                There are certain building code violations at the Mortgaged Property. The borrower and guarantor agreed to indemnify the lender for loss resulting as a result of such violations.
-------------------------------------------------------------------------------------------------------------------------------

                                      III-7

-------------------------------------------------------------------------------------------------------------------------------
ANNEX A
ID#               MORTGAGE LOAN                   EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

186               Storage Outlet Gardena          The borrower has not obtained a final certificate of occupancy ("CO") and certain additional work is required. The guaranty covers any losses resulting from borrower's failure to obtain the final CO.
-------------------------------------------------------------------------------------------------------------------------------

240               1833 South Coast Highway        The borrower has not obtained a final CO and certain additional work is required. The guaranty covers any losses resulting from borrower's failure to obtain the final CO.
-------------------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 31:
-------------------------------------------------------------------------------------------------------------------------------

61                Wiener - Joraleman Street       An inquiry was initiated by the State Attorney General of New York ("AG") and
                  (XV)                            the New York State Division of Housing and Community Renewal ("DHCR") to
                                                  determine whether the sponsor-affiliated management company, Pinnacle Group
                                                  NY LLC ("Pinnacle"), had engaged in wrongful practices related to the computation of rent increases for certain rent-stabilized apartments owned or managed by Pinnacle. On or about August 29, 2006, AG and DHCR served a subpoena on Pinnacle seeking certain documents in connection with the inquiry. On December 18, 2006, AG, DHCR and Pinnacle entered into an agreement pursuant to which (a) an accounting firm has been engaged to audit all rents set by Pinnacle between December 2002 and December 2006 for each rent-stabilized apartment owned or managed by Pinnacle and vacated within such period; (b) Pinnacle will revise any rents determined to have been increased above permitted levels and will make restitution to applicable tenants; and (c) for a period of one year from the date of the agreement, the auditor will monitor Pinnacle's ongoing compliance with approved procedures for tracking the costs of renovating apartments and for setting rents on newly vacated apartments. Subject to compliance with its terms, the agreement concludes the inquiry brought by AG and DHCR. A similar inquiry was initiated by the Manhattan District Attorney; Pinnacle has provided any requested documentation but to date no further action has been taken.
-------------------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 34:
-------------------------------------------------------------------------------------------------------------------------------

10                DB AmeriCold Portfolio          The deductible for windstorm and flood insurance is capped at 5% of the property replacement cost or at prevailing market deductibles.
-------------------------------------------------------------------------------------------------------------------------------

35                Locust on the Park              The borrower has $350,000 of FEMA flood coverage and $5,000,000 of excess coverage. The loan sponsor provided a guaranty to the lender covering any loss related to the failure of the borrower to maintain the full excess coverage.
-------------------------------------------------------------------------------------------------------------------------------

149               Griffin Building                The Mortgaged Property is located in a flood zone requiring insurance;
                                                  however, the elevation certificate provided at closing showed that the building is constructed at an elevation that would
-------------------------------------------------------------------------------------------------------------------------------

                                      III-8

-------------------------------------------------------------------------------------------------------------------------------
ANNEX A
ID#               MORTGAGE LOAN                   EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

                                                  permit the owner to obtain a letter of map amendment ("LOMA") to change designation for the building to a zone not requiring flood insurance. Because the LOMA process takes time, at closing borrower had obtained the maximum flood insurance available under the national flood insurance program
                                                  ($500,000) and $1,000,000 in excess coverage under a blanket policy. Within
                                                  120 days of the closing of the Mortgage Loan, the borrower is required to provide lender with evidence of LOMA or obtain full excess flood coverage.
                                                  The sponsor provided a payment guaranty that will cover any loss not covered by the flood insurance that is incurred as a result of a flood.
-------------------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 42:
-------------------------------------------------------------------------------------------------------------------------------

Various           Various                         Certain of the Mortgage Loans provide for the purchase of defeasance collateral assuming final payment of the Mortgage Loan on the first day of the open period.
-------------------------------------------------------------------------------------------------------------------------------

                                      III-9

                                   SCHEDULE IV

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES

-------------------------------------------------------------------------------------------------------------------------------
ANNEX A
ID#               MORTGAGE LOAN                   EXCEPTION
-------------------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 13:
-------------------------------------------------------------------------------------------------------------------------------

22                60 Charles Lindbergh Boulevard  2. The ground lease provides that assignment by the ground tenant of its interest in the ground lease generally requires landlord's consent but such consent will not be unreasonably withheld or delayed and shall be based on the financial ability of the proposed assignee to assume the obligations of the tenant under the lease.

                                                  9. Neither the ground lease or the estoppel expressly provides that the leasehold lender shall be entitled to participate in any casualty settlement proceedings or to control the disbursement of casualty proceeds.
-------------------------------------------------------------------------------------------------------------------------------

                                      IV-1

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                      IV-2

                                      LOAN
   LOAN         MORTGAGE LOAN        GROUP
  NUMBER           SELLER            NUMBER                LOAN / PROPERTY NAME
-------------------------------------------------------------------------------------------

     3               GACC               1       Mall of America
     6               GACC               1       One World Financial Center
     7               GACC               1       Four Seasons Resort Maui
     8               GACC               2       Riverton Apartments
-------------------------------------------------------------------------------------------
     10              GACC               1       DB AmeriCold Portfolio
    10.1                                1       Atlanta
    10.2                                1       Clearfield
    10.3                                1       Nampa
    10.4                                1       Bettendorf
    10.5                                1       Russellville
    10.6                                1       Woodburn
    10.7                                1       Strasburg
    10.8                                1       West Memphis
    10.9                                1       Connell
   10.10                                1       Thomasville
   10.11                                1       Babcock
   10.12                                1       Walla Walla
   10.13                                1       Amarillo
   10.14                                1       Wichita
   10.15                                1       Boston
   10.16                                1       Sebree
   10.17                                1       Turlock
   10.18                                1       Fort Smith
   10.19                                1       Syracuse
   10.20                                1       Murfreesboro
-------------------------------------------------------------------------------------------
     13              GACC               1       Loews Lake Las Vegas
     17              GACC               2       Santa Palmia Apartments
     21              GACC               2       One East Delaware
     22              GACC               1       60 Charles Lindbergh Boulevard
     24              GACC               2       Victoria Place Apartments
     27              GACC               2       Foxfire Apartments
     31              GACC               2       Westbury at Lake Brandon Apartments
-------------------------------------------------------------------------------------------
     32              GACC               1       Lakewood Industrial Portfolio
    32.1                                1       1985 Swarthmore Avenue
    32.2                                1       1935 Swarthmore Avenue
    32.3                                1       1920 Swarthmore Avenue
    32.4                                1       1915 Swarthmore Avenue
    32.5                                1       1942 Swarthmore Avenue
    32.6                                1       1955 Swarthmore Avenue
    32.7                                1       1991 Rutgers University Boulevard
    32.8                                1       120 Kenyon Drive
    32.9                                1       125 Kenyon Drive
   32.10                                1       1970 Rutgers University Boulevard
   32.11                                1       1989 Rutgers University Boulevard
   32.12                                1       1925 Swarthmore Avenue
-------------------------------------------------------------------------------------------
     35              GACC               2       Locust on the Park
     40              GACC               1       Glenborough Rollins Road
     43              GACC               2       Top of the Hill
     47              GACC               2       Morning View Terrace
     48              GACC               1       Highpoint Tower I & II
     60              GACC               1       One Garret Mountain Plaza
     61              GACC               2       Wiener - Joralemon Street
     62              GACC               1       Sudley North Business Center
     63              GACC               2       Terrace Gardens
     70              GACC               1       29 West 30th Street
     78              GACC               1       Two Corporate Plaza
     81              GACC               1       Glenborough Tierrasante
     85              GACC               1       212 Wolcott Street
    109              GACC               1       Fort Hill Centre
    110              GACC               1       Sudley North Business Center Building D
-------------------------------------------------------------------------------------------
    121              GACC               1       JQH Hotel Portfolio B-Note
   121.1                                1       Courtyard by Marriott - Oklahoma
   121.2                                1       Embassy Suites - Lincoln
   121.3                                1       Residence Inn by Marriott - South Carolina
   121.4                                1       Embassy Suites Albuquerque
   121.5                                1       Renaissance Tulsa Hotel & Convention Center
   121.6                                1       Sheraton Sioux Falls
-------------------------------------------------------------------------------------------
    124              GACC               1       Glenborough Cottontail
    149              GACC               1       Griffin Building
    152              GACC               1       Oak Tree Plaza
    163              GACC               1       Shoppes at Summerlin Parkway
    176              GACC               1       29 Prince Street
    177              GACC               2       Cresmont Loft Apartment
    186              GACC               1       Storage Outlet - Gardena
    197              GACC               1       24 Hour Fitness
    202              GACC               1       Oak Hill West Office Complex
    216              GACC               2       Mirabella Apartments
    222              GACC               1       528 West 21st Street
    223              GACC               2       Whisperwood Apartments
    227              GACC               1       Orangecrest Self Storage
    235              GACC               1       Commerce Executive Park I
    237              GACC               1       Ashford II
    240              GACC               1       1833 South Coast Highway
    248              GACC               1       Rite Aid - Vancouver, WA
    252              GACC               2       Tukwila Apartments
    265              GACC               1       Big Kmart - Clemmons
    269              GACC               2       Sedgefield Downs
    296              GACC               1       Big Kmart - Jacksonville
    299              GACC               1       342 Newbury Street
    325              GACC               1       1635 Commons Parkway
    367              GACC               2       Kempwood Place Townhomes
    379              GACC               1       Loveland Shopping Center

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE ONE WORLD FINANCIAL CENTER NON-POOLED PORTION,
WHICH IS ASSOCIATED WITH THE CLASS WFC-1, WFC-2 AND WFC-3 CERTIFICATES. THE ONE
WORLD FINANCIAL CENTER NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET
MORTGAGE POOL BALANCE.

     6b              GACC              NAP      One World Financial Center (non-pooled portion)

   LOAN
   NUMBER                              PROPERTY ADDRESS                                  CITY            STATE        ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

     3       8100 24th Avenue South                                                  Bloomington            MN           55425
     6       One World Financial Center                                              New York               NY           10281
     7       3900 Wailea Alanui Drive                                                Wailea                 HI           96753
     8       2171-2200 Madison Avenue, 2225-2265 Fifth Avenue,                       New York               NY           10037
             10 East 138th Street, 45 East 135th Street

-----------------------------------------------------------------------------------------------------------------------------------
     10      Various                                                                 Various             Various        Various
    10.1     1740 Westgate Parkway                                                   Atlanta                GA           30336
    10.2     755 East 1700 South Street                                              Clearfield             UT           84015
    10.3     231 Second Road North                                                   Nampa                  ID           83687
    10.4     6875 State Street                                                       Bettendorf             IA           52722
    10.5     203 Industrial Boulevard                                                Russellville           AR           72802
    10.6     1440 Silverton Avenue                                                   Woodburn               OR           97071
    10.7     545 Radio Station Road                                                  Strasburg              VA           22657
    10.8     1651 South Airport Road                                                 West Memphis           AR           72301
    10.9     720 West Juniper Street                                                 Connell                WA           99326
   10.10     121 Roseway Drive                                                       Thomasville            GA           31792
   10.11     1524 Necedah Road                                                       Babcock                WI           54413
   10.12     1115 West Rose Street                                                   Walla Walla            WA           99362
   10.13     10300 Southeast Third Street                                            Amarillo               TX           79118
   10.14     2707 North Mead Street                                                  Wichita                KS           67219
   10.15     100 Widett Circle                                                       Boston                 MA           02118
   10.16     1541 US Highway 41                                                      Sebree                 KY           42455
   10.17     660 Fifth Street                                                        Turlock                CA           95380
   10.18     1634 Midland Boulevard                                                  Fort Smith             AR           72901
   10.19     264 Farrell Road                                                        Syracuse               NY           13209
   10.20     2641 Stephenson Drive                                                   Murfreesboro           TN           37133
-----------------------------------------------------------------------------------------------------------------------------------
     13      101 Montelago Boulevard                                                 Henderson              NV           89011
     17      150 Palm Valley Boulevard                                               San Jose               CA           95123
     21      1 East Delaware Place                                                   Chicago                IL           60611
     22      60 Charles Lindbergh Boulevard                                          Uniondale              NY           11553
     24      12612 Victoria Place Circle                                             Orlando                FL           32828
     27      8711-8779 Contee Road                                                   Laurel                 MD           20708
     31      1210 Westbury Pointe Drive                                              Brandon                FL           33511
-----------------------------------------------------------------------------------------------------------------------------------
     32      Various                                                                 Lakewood               NJ           08701
    32.1     1985 Swarthmore Avenue                                                  Lakewood               NJ           08701
    32.2     1935 Swarthmore Avenue                                                  Lakewood               NJ           08701
    32.3     1920 Swarthmore Avenue                                                  Lakewood               NJ           08701
    32.4     1915 Swarthmore Avenue                                                  Lakewood               NJ           08701
    32.5     1942 Swarthmore Avenue                                                  Lakewood               NJ           08701
    32.6     1955 Swarthmore Avenue                                                  Lakewood               NJ           08701
    32.7     1991 Rutgers University Boulevard                                       Lakewood               NJ           08701
    32.8     120 Kenyon Drive                                                        Lakewood               NJ           08701
    32.9     125 Kenyon Drive                                                        Lakewood               NJ           08701
   32.10     1970 Rutgers University Boulevard                                       Lakewood               NJ           08701
   32.11     1989 Rutgers University Boulevard                                       Lakewood               NJ           08701
   32.12     1925 Swarthmore Avenue                                                  Lakewood               NJ           08701
-----------------------------------------------------------------------------------------------------------------------------------
     35      201 South 25th Street                                                   Philadelphia           PA           19103
     40      1625-1635 Rollins Road                                                  Burlingame             CA           94010
     43      2101 Prior Road                                                         Wilmington             DE           19809
     47      439-441, 443-449, 451-455, and 457-459 West El Norte Parkway            Escondido              CA           92026
     48      8401 & 8415 Datapoint Drive                                             San Antonio            TX           78229
     60      One Garret Mountain Plaza                                               West Paterson          NJ           07424
     61      10-20-30 Columbia Place and 24&32 Joralemon Street                      Brooklyn               NY           11201
     62      7699 Ashton Avenue and 7701, 7698, and 7848 Donegan Drive               Manassas               VA           20109
     63      1015, 1025, 1035, 1045, 1121, 1131, 1141 and 1151 Morning View Drive    Escondido              CA           92026
     70      29 West 30th Street                                                     New York               NY           10001
     78      2625 Bay Area Boulevard                                                 Houston                TX           77058
     81      9765-9775 Clairemont Mesa Boulevard                                     San Diego              CA           92124
     85      212 Wolcott Street                                                      Brooklyn               NY           11231
    109      5900 Centreville Road                                                   Centreville            VA           20121
    110      7869 Ashton Avenue                                                      Manassas               VA           20109
-----------------------------------------------------------------------------------------------------------------------------------
    121      Various                                                                 Various             Various        Various
   121.1     2 West Reno Avenue                                                      Oklahoma City          OK           73102
   121.2     1040 P Street                                                           Lincoln                NE           68508
   121.3     5035 International Boulevard                                            North Charleston       SC           29418
   121.4     1000 Woodward Place NE                                                  Albuquerque            NM           87102
   121.5     6808 South 107th East Avenue                                            Tulsa                  OK           74133
   121.6     1211 North West Avenue                                                  Sioux Falls            SD           57104
-----------------------------------------------------------------------------------------------------------------------------------
    124      800 Cottontail Lane                                                     Franklin               NJ           08873
    149      14800 Saint Mary's Lane                                                 Houston                TX           77079
    152      17582-17612 17th Street                                                 Tustin                 CA           92780
    163      7591 & 7595 West Washington Avenue                                      Las Vegas              NV           89128
    176      29 Prince Street                                                        New York               NY           10012
    177      2807 Cresmont Avenue                                                    Baltimore              MD           21211
    186      13401 South Western Avenue                                              Gardena                CA           90249
    197      1131 West Arbrook Boulevard                                             Arlington              TX           76015
    202      3736, 3738, 3744 and 3746 Mount Diablo Boulevard                        Lafayette              CA           94549
    216      4250 Aurora Avenue North                                                Seattle                WA           98103
    222      528 West 21st Street                                                    New York               NY           10011
    223      3602 Brookridge Terrace                                                 Harrisburg             PA           17109
    227      18601 Van Buren Boulevard                                               Riverside              CA           92508
    235      11495 Commerce Park Drive                                               Reston                 VA           20191
    237      950 Threadneedle Street                                                 Houston                TX           77079
    240      1833 South Coast Highway                                                Laguna Beach           CA           92651
    248      NWC of NE 162nd Avenue & NE 28th Street                                 Vancouver              WA           98684
    252      15110 Macadam Road South                                                Tukwilia               WA           98188
    265      2455 Lewisville-Clemmons Road                                           Clemmons               NC           27012
    269      3716 Groometown Road                                                    Greensboro             NC           27407
    296      1501 Normandy Village Parkway                                           Jacksonville           FL           32221
    299      342 Newbury Street                                                      Boston                 MA           02115
    325      1635 Commons Parkway                                                    Macedon                NY           14502
    367      8888 Kempwood Drive                                                     Houston                TX           77080
    379      1425 West Eisenhower Boulevard                                          Loveland               CO           80537

     6b

                                                     CROSS                                                                  INTEREST
                                                   COLLATER-                                                   ADDITIONAL   RESERVE
                                                    ALIZED                       MASTER                         INTEREST    MORTGAGE
   LOAN                        CUT-OFF DATE        (MORTGAGE                    SERVICING    ARD LOAN          RATE AFTER     LOAN
  NUMBER         COUNTY       PRINCIPAL BALANCE   LOAN GROUP)   MORTGAGE RATE   FEE RATE    (YES/NO)?    ARD      ARD      (YES/NO)?
------------------------------------------------------------------------------------------------------------------------------------

     3       Hennepin            306,000,000.00       No            5.7990%       0.0200%       No                           Yes
     6       New York            257,000,000.00       No          5.713576%       0.0200%       No                           Yes
     7       Maui                250,000,000.00       No            5.7120%       0.0200%       No                           Yes
     8       New York            225,000,000.00       No        5.99855556%       0.0200%       No                           Yes
------------------------------------------------------------------------------------------------------------------------------------
     10      Various             180,000,000.00       No            5.3960%       0.0200%       No                           Yes
    10.1     Fulton
    10.2     Davis
    10.3     Canyon
    10.4     Scott
    10.5     Pope
    10.6     Marion
    10.7     Shenandoah
    10.8     Crittenden
    10.9     Franklin
   10.10     Thomas
   10.11     Wood
   10.12     Walla Walla
   10.13     Potter
   10.14     Sedgwick
   10.15     Suffolk
   10.16     Webster
   10.17     Stanislaus
   10.18     Sebastian
   10.19     Onondaga
   10.20     Rutherford
------------------------------------------------------------------------------------------------------------------------------------
     13      Clark               117,000,000.00       No            5.7260%       0.0200%       No                           Yes
     17      Santa Clara          78,910,000.00       No            5.7910%       0.0300%       No                           Yes
     21      Cook                 63,000,000.00       No            5.6000%       0.0300%       No                           Yes
     22      Nassau               54,500,000.00       No            5.7400%       0.0300%       No                           Yes
     24      Orange               46,000,000.00       No            5.7300%       0.0300%       No                           Yes
     27      Prince Georges       42,000,000.00       No            5.5350%       0.0300%       No                           Yes
     31      Hillsborough         36,000,000.00       No            6.0260%       0.0300%       No                           Yes
------------------------------------------------------------------------------------------------------------------------------------
     32      Ocean                36,000,000.00       No            6.1730%       0.0300%       No                           Yes
    32.1     Ocean
    32.2     Ocean
    32.3     Ocean
    32.4     Ocean
    32.5     Ocean
    32.6     Ocean
    32.7     Ocean
    32.8     Ocean
    32.9     Ocean
   32.10     Ocean
   32.11     Ocean
   32.12     Ocean
------------------------------------------------------------------------------------------------------------------------------------
     35      Philadelphia         32,600,000.00       No            5.8100%       0.0300%       No                           Yes
     40      San Mateo            29,510,000.00       No            5.6170%       0.0200%       No                           Yes
     43      New Castle           26,500,000.00       No            6.0300%       0.0300%       No                           Yes
     47      San Diego            25,400,000.00       No            5.6350%       0.0300%       No                           Yes
     48      Bexar                25,280,000.00       No            6.0250%       0.0300%       No                           Yes
     60      Passaic              19,500,000.00       No            5.6600%       0.0300%       No                           Yes
     61      Kings                19,000,000.00       No            5.8100%       0.0300%       No                           Yes
     62      Prince William       18,500,000.00       No            5.7500%       0.0300%       No                           Yes
     63      San Diego            18,200,000.00       No            5.6350%       0.0300%       No                           Yes
     70      New York             16,500,000.00       No            5.8500%       0.0300%       No                           Yes
     78      Harris               14,900,000.00       No            5.7580%       0.0300%       No                           Yes
     81      San Diego            14,300,000.00       No            5.6170%       0.0200%       No                           Yes
     85      Kings                13,200,000.00       No            6.0600%       0.0300%       No                           Yes
    109      Fairfax              10,400,000.00       No            5.7500%       0.0300%       No                           Yes
    110      Prince William       10,400,000.00       No            5.7500%       0.0300%       No                           Yes
------------------------------------------------------------------------------------------------------------------------------------
    121      Various               9,888,519.24       No            7.5702%       0.0200%       No                           Yes
   121.1     Oklahoma
   121.2     Lancaster
   121.3     Charleston
   121.4     Bernalillo
   121.5     Tulsa
   121.6     Minnehaha
------------------------------------------------------------------------------------------------------------------------------------
    124      Somerset              9,500,000.00       No            5.6170%       0.0200%       No                           Yes
    149      Harris                8,200,000.00       No            5.7500%       0.0300%       No                           Yes
    152      Orange                8,000,000.00       No            5.8290%       0.0300%       No                           Yes
    163      Clark                 7,400,000.00       No            5.9140%       0.0300%       No                           Yes
    176      New York              6,500,000.00       No            6.0500%       0.0300%       No                           Yes
    177      Baltimore City        6,500,000.00       No            6.0300%       0.0300%       No                           Yes
    186      Los Angeles           6,000,000.00       No            5.6000%       0.0300%       No                           Yes
    197      Tarrant               5,407,382.59       No            8.7600%       0.0200%       No                           Yes
    202      Contra Costa          5,220,706.17       No            7.3400%       0.0200%       No                           Yes
    216      King                  4,800,000.00       No            5.5370%       0.0300%       No                           Yes
    222      New York              4,600,000.00       No            5.9000%       0.0300%       No                           Yes
    223      Dauphin               4,600,000.00       No            5.0600%       0.0200%       No                           Yes
    227      Riverside             4,500,000.00       No            5.6790%       0.0300%       No                           Yes
    235      Fairfax               4,342,395.33       No            7.3640%       0.0200%       No                           Yes
    237      Harris                4,300,000.00       No            5.7500%       0.0300%       No                           Yes
    240      Orange                4,250,000.00       No            5.8970%       0.0700%       No                           Yes
    248      Clark                 4,050,000.00       No            6.8500%       0.0200%       No                           Yes
    252      King                  4,000,000.00       No            5.7200%       0.0800%       No                           Yes
    265      Forsyth               3,628,649.74       No            8.8700%       0.0200%       No                           Yes
    269      Guilford              3,500,000.00       No            5.9000%       0.0300%       No                           Yes
    296      Duval                 2,965,892.37       No            9.0000%       0.0200%       No                           Yes
    299      Suffolk               2,850,000.00       No            5.7900%       0.0300%       No                           Yes
    325      Wayne                 2,277,629.61       No            7.8610%       0.0200%       No                           Yes
    367      Harris                1,288,883.01       No            6.4800%       0.0200%       No                           Yes
    379      Larimer               1,100,000.00       No            6.0560%       0.0200%       No                           Yes

     6b                           40,500,000.00       No          5.713576%       0.0199%

                                                                                                   ORIGINAL           REMAINING
                                                                         PERIODIC PAYMENT          TERM TO             TERM TO
   LOAN                            GRACE                                ON FIRST DUE DATE       MATURITY / ARD      MATURITY / ARD
  NUMBER        LOAN TYPE         PERIOD      STATED MATURITY DATE        AFTER CLOSING            (MONTHS)            (MONTHS)
----------------------------------------------------------------------------------------------------------------------------------

     3        Interest Only         0               12/01/16                 1,528,036.50            120                 117
     6        Interest Only         5               02/01/17                 1,264,446.11            120                 119
     7        Interest Only         0               01/01/14                 1,229,666.67             84                  82
     8        Interest Only         5               01/01/12                 1,162,220.14             60                  58
----------------------------------------------------------------------------------------------------------------------------------
     10       Interest Only         0               02/01/16                   836,380.00            109                 107
    10.1
    10.2
    10.3
    10.4
    10.5
    10.6
    10.7
    10.8
    10.9
   10.10
   10.11
   10.12
   10.13
   10.14
   10.15
   10.16
   10.17
   10.18
   10.19
   10.20
----------------------------------------------------------------------------------------------------------------------------------
     13       Interest Only         5               01/01/12                   576,894.50             60                  58
     17       Interest Only         5               02/01/17                   393,500.06            120                 119
     21       Interest Only         5               01/01/17                   303,800.00            120                 118
     22       Interest Only         5               02/01/17                   269,381.39            120                 119
     24     Partial IO/Balloon      5               03/01/17                   226,971.67            120                 120
     27       Interest Only         5               02/01/12                   200,182.50             60                  59
     31     Partial IO/Balloon      5               03/01/17                   186,806.00            120                 120
----------------------------------------------------------------------------------------------------------------------------------
     32     Partial IO/Balloon      5               02/01/12                   191,363.00             60                  59
    32.1
    32.2
    32.3
    32.4
    32.5
    32.6
    32.7
    32.8
    32.9
   32.10
   32.11
   32.12
----------------------------------------------------------------------------------------------------------------------------------
     35     Partial IO/Balloon      5               01/01/17                   163,099.61            120                 118
     40       Interest Only         5               12/01/11                   142,735.77             60                  57
     43     Partial IO/Balloon      5               02/01/17                   137,601.25            120                 119
     47       Interest Only         5               02/01/17                   123,249.97            120                 119
     48     Partial IO/Balloon      5               02/01/17                   131,157.56            120                 119
     60     Partial IO/Balloon      5               01/01/17                    95,040.83            120                 118
     61       Interest Only         5               01/01/12                    95,058.06             60                  58
     62     Partial IO/Balloon      5               04/01/17            91,600.69 (Note 4)           121                 121
     63       Interest Only         5               02/01/17                    88,312.97            120                 119
     70     Partial IO/Balloon      5               03/01/17                    83,118.75            120                 120
     78     Partial IO/Balloon      5               02/01/17                    73,878.34            120                 119
     81       Interest Only         5               12/01/11                    69,167.11             60                  57
     85       Interest Only         5               03/01/12                    68,882.00             60                  60
    109     Partial IO/Balloon      5               04/01/17            51,494.44 (Note 4)           121                 121
    110     Partial IO/Balloon      5               04/01/17            51,494.44 (Note 4)           121                 121
----------------------------------------------------------------------------------------------------------------------------------
    121          Balloon         (Note 1)   05/11/16 (Note 5)(Note 6)   73,557.74 (Note 7)   121 (Note 5)(Note 6)        110
   121.1
   121.2
   121.3
   121.4
   121.5
   121.6
----------------------------------------------------------------------------------------------------------------------------------
    124       Interest Only         5               12/01/11                    45,950.18             60                  57
    149     Partial IO/Balloon      5               04/01/17            40,601.39 (Note 4)           121                 121
    152     Partial IO/Balloon      5               03/01/17                    40,155.33            120                 120
    163     Partial IO/Balloon      5               02/01/17                    37,685.32            120                 119
    176       Interest Only         5               03/01/12                    33,863.19             60                  60
    177     Partial IO/Balloon      5               02/01/17                    33,751.25            120                 119
    186     Partial IO/Balloon      5               01/01/17                    28,933.33            120                 118
    197      Fully Amortizing       0       02/10/19 (Note 5)(Note 6)           61,294.52    253 (Note 5)(Note 6)        143
    202          Balloon            0               04/01/11                    38,241.47            120                  49
    216     Partial IO/Balloon      5               01/01/17                    22,886.27            120                 118
    222       Interest Only         5               01/01/17                    23,370.56            120                 118
    223     Partial IO/Balloon      5               09/01/15                    20,043.22            120                 102
    227     Partial IO/Balloon      5               02/01/17                    22,006.13            120                 119
    235          Balloon            5               08/01/11                    31,736.58            120                  53
    237     Partial IO/Balloon      5               03/01/17                    21,290.97            120                 120
    240     Partial IO/Balloon      5               02/01/17                    21,581.38            120                 119
    248      Fully Amortizing       5               03/01/27                    31,035.99            240                 240
    252     Partial IO/Balloon      5               01/01/17                    19,702.22            120                 118
    265      Fully Amortizing       0       06/15/18 (Note 5)(Note 6)           42,761.08    301 (Note 5)(Note 6)        135
    269     Partial IO/Balloon      5               10/01/16                    17,781.94            120                 115
    296      Fully Amortizing       5               01/01/18                    35,795.00            296                 130
    299     Partial IO/Balloon      5               01/01/17                    14,209.63            120                 118
    325          Balloon            0               07/01/11                    17,378.35            120                  52
    367          Balloon            5               05/01/16                     8,199.79            120                 110
    379     Partial IO/Balloon      7               02/01/17                     5,736.38            120                 119

     6b       Interest Only         5               02/01/17                   199,260.96            120                 119

               STATED          STATED
              ORIGINAL        REMAINING      DEFEASANCE
   LOAN     AMORTIZATION    AMORTIZATION        LOAN                   BORROWER'S                             PROPERTY     LOCKBOX
  NUMBER    TERM (MONTHS)   TERM (MONTHS)     (YES/NO)?                INTEREST              PROPERTY SIZE    SIZE TYPE   (YES/NO)?
------------------------------------------------------------------------------------------------------------------------------------

     3      Interest Only   Interest Only        Yes                  Fee Simple                 2,769,954       SF          Yes
     6      Interest Only   Interest Only        Yes                   Leasehold                 1,567,711       SF          Yes
     7      Interest Only   Interest Only    Yes (Note 2)             Fee Simple                       380      Rooms        Yes
     8      Interest Only   Interest Only         No                  Fee Simple                     1,228      Units        Yes
------------------------------------------------------------------------------------------------------------------------------------
     10     Interest Only   Interest Only        Yes                  Fee Simple                 5,489,325       SF          Yes
    10.1                                                              Fee Simple                   431,369       SF
    10.2                                                              Fee Simple                   455,227       SF
    10.3                                                              Fee Simple                   458,518       SF
    10.4                                                              Fee Simple                   398,223       SF
    10.5                                                              Fee Simple                   270,772       SF
    10.6                                                              Fee Simple                   327,601       SF
    10.7                                                              Fee Simple                   243,170       SF
    10.8                                                              Fee Simple                   252,075       SF
    10.9                                                              Fee Simple                   299,776       SF
   10.10                                                              Fee Simple                   252,419       SF
   10.11                                                              Fee Simple                   127,260       SF
   10.12                                                              Fee Simple                   162,914       SF
   10.13                                                              Fee Simple                   163,796       SF
   10.14                                                              Fee Simple                   168,007       SF
   10.15                                                              Fee Simple                   260,356       SF
   10.16                                                              Fee Simple                   111,499       SF
   10.17                                                              Fee Simple                   188,734       SF
   10.18                                                              Fee Simple                   118,003       SF
   10.19                                                              Fee Simple                   573,183       SF
   10.20                                                              Fee Simple                   226,423       SF
------------------------------------------------------------------------------------------------------------------------------------
     13     Interest Only   Interest Only        Yes                  Fee Simple                       493      Rooms     Springing
     17     Interest Only   Interest Only         No                  Fee Simple                       409      Units        No
     21     Interest Only   Interest Only         No                  Fee Simple                       306      Units        No
     22     Interest Only   Interest Only        Yes                   Leasehold                   217,351       SF          No
     24          360             360             Yes                  Fee Simple                       364      Units        Yes
     27     Interest Only   Interest Only         No                  Fee Simple                       500      Units        No
     31          360             360             Yes                  Fee Simple                       366      Units        Yes
------------------------------------------------------------------------------------------------------------------------------------
     32          360             360             Yes                  Fee Simple                   463,747       SF          Yes
    32.1                                                              Fee Simple                    37,330       SF
    32.2                                                              Fee Simple                    37,600       SF
    32.3                                                              Fee Simple                    60,000       SF
    32.4                                                              Fee Simple                    29,775       SF
    32.5                                                              Fee Simple                    37,500       SF
    32.6                                                              Fee Simple                    37,500       SF
    32.7                                                              Fee Simple                    35,000       SF
    32.8                                                              Fee Simple                    45,000       SF
    32.9                                                              Fee Simple                    45,000       SF
   32.10                                                              Fee Simple                    30,000       SF
   32.11                                                              Fee Simple                    40,625       SF
   32.12                                                              Fee Simple                    28,417       SF
------------------------------------------------------------------------------------------------------------------------------------
     35          360             360             Yes                  Fee Simple                       152      Units        No
     40     Interest Only   Interest Only        Yes                  Fee Simple                   255,185       SF          No
     43          360             360              No                  Fee Simple                       414      Units        No
     47     Interest Only   Interest Only        Yes                  Fee Simple                       326      Units        Yes
     48          360             360             Yes                  Fee Simple                   301,346       SF          No
     60          360             360             Yes                  Fee Simple                   174,728       SF          Yes
     61     Interest Only   Interest Only        Yes                  Fee Simple                       157      Units        No
     62          360             360             Yes                  Fee Simple                   119,530       SF          No
     63     Interest Only   Interest Only        Yes                  Fee Simple                       225      Units        Yes
     70          360             360             Yes                  Fee Simple                    74,001       SF          No
     78          360             360             Yes                  Fee Simple                   161,331       SF          No
     81     Interest Only   Interest Only        Yes                  Fee Simple                   104,234       SF          No
     85     Interest Only   Interest Only         No                  Fee Simple                   289,733       SF          No
    109          360             360             Yes                  Fee Simple                    66,509       SF          No
    110          360             360             Yes                  Fee Simple                    69,374       SF          Yes
------------------------------------------------------------------------------------------------------------------------------------
    121          360             349             Yes        Fee in Part, Leasehold in Part           1,431      Rooms        Yes
   121.1                                                              Fee Simple                       225      Rooms
   121.2                                                              Fee Simple                       252      Rooms
   121.3                                                               Leasehold                       150      Rooms
   121.4                                                               Leasehold                       261      Rooms
   121.5                                                              Fee Simple                       300      Rooms
   121.6                                                               Leasehold                       243      Rooms
------------------------------------------------------------------------------------------------------------------------------------
    124     Interest Only   Interest Only        Yes                  Fee Simple                   200,723       SF          No
    149          360             360             Yes                  Fee Simple                    85,585       SF          No
    152          360             360             Yes                  Fee Simple                    30,234       SF          No
    163          360             360             Yes                  Fee Simple                    16,148       SF          No
    176     Interest Only   Interest Only        Yes                  Fee Simple                         5      Units        No
    177          360             360             Yes                  Fee Simple                        26      Units        No
    186          360             360             Yes                  Fee Simple                    71,308       SF          No
    197          252             142         Yes (Note 8)             Fee Simple                    46,658       SF          No
    202          360             289         Yes (Note 8)             Fee Simple                    48,407       SF          No
    216          360             360             Yes                  Fee Simple                        44      Units        No
    222     Interest Only   Interest Only        Yes                  Fee Simple                     9,200       SF          Yes
    223          360             360              No                  Fee Simple                       150      Units        No
    227          360             360             Yes                  Fee Simple                    79,819       SF          No
    235          360             293         Yes (Note 8)             Fee Simple                    42,800       SF          No
    237          360             360             Yes                  Fee Simple                    58,730       SF          No
    240          360             360             Yes                  Fee Simple                     9,143       SF          No
    248          240             240             Yes                  Fee Simple                    17,272       SF          No
    252          360             360              No                  Fee Simple                        81      Units        No
    265          300             134              No                  Fee Simple                    94,841       SF          No
    269          360             360             Yes                  Fee Simple                        96      Units        No
    296          296             130              No                  Fee Simple                    94,841       SF          No
    299          360             360              No                  Fee Simple                     6,600       SF       Springing
    325          360             292         Yes (Note 8)             Fee Simple                   109,553       SF          No
    367          360             350             Yes                  Fee Simple                        35      Units        No
    379          360             360              No                  Fee Simple                     3,523       SF          No

     6b     Interest Only   Interest Only

                                                                     ESCROWED                            ESCROWED TI/LC
                                                ESCROWED           REPLACEMENT                              RESERVES
                ESCROWED        ESCROWED      REPLACEMENT            RESERVES         ESCROWED TI/LC        CURRENT
   LOAN       ANNUAL REAL        ANNUAL     RESERVES INITIAL         CURRENT         RESERVES INITIAL        ANNUAL
  NUMBER      ESTATE TAXES     INSURANCE        DEPOSIT           ANNUAL DEPOSIT         DEPOSIT            DEPOSIT
------------------------------------------------------------------------------------------------------------------------

     3              No              No                     0                   0                    0                 0
     6              No              No                     0                   0                    0                 0
     7              No              No                     0                   0                  NAP               NAP
     8             Yes             Yes            29,281,175                   0                  NAP               NAP
------------------------------------------------------------------------------------------------------------------------
     10             No              No                     0                   0                    0                 0
    10.1
    10.2
    10.3
    10.4
    10.5
    10.6
    10.7
    10.8
    10.9
   10.10
   10.11
   10.12
   10.13
   10.14
   10.15
   10.16
   10.17
   10.18
   10.19
   10.20
------------------------------------------------------------------------------------------------------------------------
     13             No              No                     0                   0                  NAP               NAP
     17            Yes             Yes                     0                   0                  NAP               NAP
     21            Yes              No                     0                   0                    0            38,676
     22            Yes             Yes               500,000                   0                    0                 0
     24            Yes             Yes                     0              54,600                  NAP               NAP
     27            Yes             Yes             1,400,000              86,100                  NAP               NAP
     31            Yes             Yes                     0              73,200                  NAP               NAP
------------------------------------------------------------------------------------------------------------------------
     32            Yes             Yes                     0              46,380            1,000,000                 0
    32.1
    32.2
    32.3
    32.4
    32.5
    32.6
    32.7
    32.8
    32.9
   32.10
   32.11
   32.12
------------------------------------------------------------------------------------------------------------------------
     35            Yes             Yes                     0              30,408                  NAP               NAP
     40             No              No                     0                   0                    0                 0
     43            Yes             Yes             2,443,312                   0                  NAP               NAP
     47            Yes             Yes             2,750,000              61,944                  NAP               NAP
     48            Yes             Yes               200,000              45,204              650,000           151,740
     60            Yes             Yes                     0              34,944              600,000                 0
     61            Yes             Yes                     0              40,728                  NAP               NAP
     62            Yes             Yes                     0              23,916                    0           119,532
     63            Yes             Yes                     0              49,728                  NAP               NAP
     70            Yes             Yes                29,616                   0              148,008                 0
     78            Yes             Yes                     0              32,268              913,620           127,452
     81             No              No                     0                   0                    0                 0
     85            Yes              No                58,020                   0              232,056                 0
    109            Yes             Yes                     0              13,308                    0            66,516
    110            Yes             Yes                     0              13,884                    0                 0
------------------------------------------------------------------------------------------------------------------------
    121             No              No                     0                   0                  NAP               NAP
   121.1
   121.2
   121.3
   121.4
   121.5
   121.6
------------------------------------------------------------------------------------------------------------------------
    124             No              No                     0                   0                    0                 0
    149            Yes             Yes                     0              17,124                    0            42,804
    152            Yes             Yes                     0               6,048                    0            22,680
    163            Yes             Yes                     0               2,424                    0             9,696
    176            Yes             Yes                     0               1,596                    0                 0
    177            Yes             Yes                     0               6,504                  NAP               NAP
    186            Yes             Yes                     0              13,812                  NAP               NAP
    197             No              No                     0                   0                    0                 0
    202            Yes             Yes                15,668              14,388               33,479            65,976
    216            Yes             Yes                     0              11,808                    0             4,344
    222            Yes             Yes                     0               1,380                    0                 0
    223            Yes             Yes                56,385              42,288                  NAP               NAP
    227            Yes             Yes                     0              11,976                  NAP               NAP
    235            Yes              No                50,458               8,560              869,869            28,376
    237            Yes             Yes                     0              11,748                    0            29,376
    240            Yes             Yes                     0               1,380               11,470             9,144
    248             No              No                     0                   0                    0                 0
    252            Yes             Yes                     0              20,256                  NAP               NAP
    265             No              No                     0                   0                    0                 0
    269            Yes              No                     0              24,000                  NAP               NAP
    296             No              No                     0                   0                    0                 0
    299            Yes             Yes                     0                 996                    0                 0
    325            Yes              No               389,547              10,955                    0                 0
    367            Yes             Yes                 7,875              10,500                  NAP               NAP
    379            Yes              No                     0                   0               10,000                 0

     6b

                INITIAL
               DEFERRED         INITIAL                           ENVIRONMENTAL
   LOAN       MAINTENANCE    ENVIRONMENTAL   HOLDBACK               INSURANCE
  NUMBER        DEPOSIT         DEPOSIT       AMOUNT      LOC        POLICY
--------------------------------------------------------------------------------

    3              25,000                0
    6                   0                0
    7                   0                0
    8                   0          150,000
--------------------------------------------------------------------------------
    10            468,563                0
   10.1
   10.2
   10.3
   10.4
   10.5
   10.6
   10.7
   10.8
   10.9
  10.10
  10.11
  10.12
  10.13
  10.14
  10.15
  10.16
  10.17
  10.18
  10.19
  10.20
--------------------------------------------------------------------------------
    13                  0                0
    17                  0                0
    21                  0                0
    22                  0                0
    24                  0                0
    27             53,350                0
    31                  0                0  7,115,284
--------------------------------------------------------------------------------
    32             11,057          390,000
   32.1
   32.2
   32.3
   32.4
   32.5
   32.6
   32.7
   32.8
   32.9
  32.10
  32.11
  32.12
--------------------------------------------------------------------------------
    35              7,500                0
    40                  0                0
    43             56,688                0
    47                  0                0
    48                  0                0
    60          1,025,750                0
    61                  0                0
    62                  0                0
    63          1,760,000                0
    70                  0                0  1,400,000
    78                  0                0
    81                  0                0
    85                  0                0
   109                  0                0
   110                  0                0
--------------------------------------------------------------------------------
   121                  0                0
  121.1
  121.2
  121.3
  121.4
  121.5
  121.6
--------------------------------------------------------------------------------
   124                  0                0
   149                  0                0
   152             27,500                0
   163                  0                0    250,107
   176                  0                0
   177                  0                0
   186                  0                0
   197                NAP                0
   202                  0                0
   216                  0                0
   222                  0                0
   223                  0                0
   227                  0                0    325,000
   235                  0                0
   237                  0                0
   240                  0                0
   248                NAP                0
   252             93,578                0
   265                  0                0
   269             27,250                0
   296                  0                0
   299              1,250                0
   325                  0                0
   367                  0                0
   379                NAP                0

    6b

                                     ANNEX B

                             ACS PURCHASE AGREEMENT

                                      IV-3

                        MORTGAGE LOAN PURCHASE AGREEMENT

            THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of March 14, 2007 between AMERICAN CAPITAL STRATEGIES, LTD., as seller (the
"Seller"), and GERMAN AMERICAN CAPITAL CORPORATION, as purchaser (the
"Purchaser").

            The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and/or manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as "Annex A". It is expected that the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans") will be transferred into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued on a date (the "Securitization Closing Date") pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be dated as of March 1, 2007, among Citigroup Commercial Mortgage Securities Inc., as depositor (the "Depositor"), Wachovia Bank, National Association, Midland Loan
Services, Inc. and Capmark Finance Inc., as master servicers (each a "Master
Servicer" and, together, the "Master Servicers"), LNR Partners, Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank, National Association, as
trustee (the "Trustee") and LaSalle Bank National Association, as certificate administrator (the "Certificate Administrator"). It is anticipated that the
Securitization Closing Date will be March 29, 2007. Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and
Servicing Agreement.

            The Depositor intends to sell certain Classes of the Certificates
(the "Publicly Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"),
Deutsche Bank Securities, Inc. ("Deutsche Bank"), RBC Capital Markets
Corporation, LaSalle Financial Services, Inc. and PNC Capital Markets LLC
(collectively, the "Dealers"), pursuant to an underwriting agreement dated as of the date hereof (the "Underwriting Agreement"), between the Depositor and the
Dealers. The Publicly Offered Certificates are more particularly described in a prospectus supplement dated March 14, 2007 (the "Prospectus Supplement") and the accompanying base prospectus dated March 5, 2007 (the "Base Prospectus" and, together with the Prospectus Supplement, the "Prospectus").

            The Depositor further intends to sell the remaining Classes of the
Certificates (the "Privately Offered Certificates") to CGMI and Deutsche Bank,
pursuant to a certificate purchase agreement dated as of the date hereof (the
"Certificate Purchase Agreement"), between the Depositor, CGMI and Deutsche
Bank. The Privately Offered Certificates are more particularly described in an offering memorandum dated March 14, 2007 (the "Memorandum").

            Certain Classes of the Certificates will be assigned ratings by
Fitch, Inc., Moody's Investors Service, Inc. and/or Standard & Poor's Rating
Services, a division of the McGraw-Hill Companies, Inc. (together, the "Rating
Agencies").

            In connection with the sale of the Mortgage Loans to the Trust Fund, the Seller shall enter into an indemnification agreement dated as of the date of the sale to the Trust Fund (the "Indemnification Agreement"), between the
Seller, the Purchaser, the Depositor and the Dealers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.    Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Seller Mortgage Loan Balance") of $44,770,058.06 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The purchase and sale of the
Mortgage Loans shall take place on the Securitization Closing Date. The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the Purchaser, which amount shall include interest accrued on the Mortgage Loan Balance for the period from and including the Cut-off Date up to but not including the
Securitization Closing Date. The Aggregate Purchase Price shall be reduced by an amount equal to one month of interest payable by the related borrower under the related Late Payment Date Loan, which amount shall be payable by the Seller to the Depositor on the Securitization Closing Date and will be used to make an interest only payment under such Late Payment Date Loan to the
Certificateholders in April 2007. "Late Payment Date Loan" means any of the
Mortgage Loans known as (and identified on Annex A-1 to the Prospectus
Supplement as) JHQ Hotel Portfolio B-Note, 24 Hour Fitness and Big Kmart -
Clemmons.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Securitization
Closing Date.

            SECTION 2.    Conveyance of Mortgage Loans.

            (a)   Effective as of the Securitization Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the
Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this
Agreement), all the right, title and interest of the Seller in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the
Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan
Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in such proceeds and reserve or comparable accounts.

                                        2

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c)   No later than the Securitization Closing Date, the Seller
shall, on behalf of the Purchaser, deliver or cause to be delivered to the
Trustee (with a copy (except in the case of any letter of credit referred to in clause (xi)(D) below) to the applicable Master Servicer and the Special Servicer within ten (10) Business Days after the Closing Date) the documents and instruments specified below under clauses (i), (ii), (vii), (ix)(A) and (xi)(D)
and shall, not later than the date that is 30 days after the Securitization
Closing Date, deliver or cause to be delivered to the Trustee (with a copy to the applicable Master Servicer) the remaining documents and instruments specified below, in each case with respect to each Mortgage Loan that is a
Serviced Trust Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage File for each Serviced Trust
Mortgage Loan shall contain the following documents:

                  (i)     in the case of any Serviced Trust Mortgage Loan
      (including any A-Note Trust Mortgage Loan and any B-Note Trust Mortgage
      Loan), the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
      (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, National Association, as trustee for the registered holders of CD 2007-CD4 Commercial Mortgage Trust, Commercial
      Mortgage Pass-Through Certificates, Series CD 2007-CD4", or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

                  (ii)    an original or a copy of the Mortgage, together with
      any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iii)   an original or a copy of any related Assignment of
      Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iv)    an original executed assignment, in recordable form
      (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (C)
      any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank,

                                        3

      National Association, as trustee for the registered holders of CD 2007-CD4
      Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
      Series CD 2007-CD4", or in blank;

                  (v)     an original assignment of all unrecorded documents
      relating to the Trust Mortgage Loan (to the extent not already assigned pursuant to clause (iii) above), in favor of "Wells Fargo Bank, National
      Association, as trustee for the registered holders of CD 2007-CD4
      Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
      Series CD 2007-CD4", or in blank;

                  (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed or consolidated;

                  (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                  (viii)  any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the
      Closing Date), unless not yet returned by the applicable filing office;
      and, if there is an effective UCC Financing Statement in favor of the
      Seller on record with the applicable public office for UCC Financing
      Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of CD 2007-CD4 Commercial Mortgage
      Trust, Commercial Mortgage Pass-Through Certificates, Series CD 2007-CD4",
      as assignee, or in blank;

                  (ix)    an original or a copy of any (A) Ground Lease and
      ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or (D) lease enhancement policy;

                  (x)     any intercreditor, co-lender or similar agreement
      relating to permitted debt of the Mortgagor; and

                  (xi)    copies of any (A) loan agreement, (B) escrow
      agreement, (C) security agreement or (D) letter of credit relating to a
      Trust Mortgage Loan (with the original of any such letter of credit to be delivered to the applicable Master Servicer).

            The foregoing document delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

                                        4

            With respect to the Crossed Loans constituting a Crossed Group, the existence of any document required to be in the Mortgage File of any Crossed
Loan in such Crossed Group shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the Mortgage File of each of the other Crossed Loans in such Crossed Group.

            References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan
Schedule or does not appear regular on its face.

            (d)   The Seller, at its own cost and expense, shall retain an
independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan promptly (and in any event, as to any such Mortgage Loan, within
90 days following the latest of (i) the Closing Date and (ii) the delivery of the related Mortgage(s), Assignment(s) of Leases, recordable documents, and UCC
Financing Statements to the Trustee) complete (if and to the extent necessary)
and cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of Mortgage, assignment of Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage
Loan, in favor of the Trustee referred to in Sections 2(c)(iv)(A), (B) and (C)
and each assignment of a UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Section 2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the
Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the Recording/Filing Agent
shall obtain therefrom a certified copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfilled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The Seller shall be responsible for the out of pocket costs and expenses of the Recording/Filing Agent in connection with its performance of the recording, filing and delivery obligations contemplated above.

            (e)   The Seller shall deliver or cause to be delivered to the
applicable Master Servicer or such Master Servicer's designee: (i) within ten
(10) days after the Securitization Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan and that are not required to be part of the Mortgage File in accordance with the definition thereof (including, without limitation, any original letters of credit relating to any Mortgage Loan); and (ii) within two (2) Business Days after the Securitization Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the
Mortgage Loans.

                                        5

            (f)   The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the applicable Master Servicer.

            (g)   After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

            (h)   It is acknowledged and agreed by the Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to each
Mortgage Loan and all rights and remedies under this Agreement (excluding the
Purchaser's rights and remedies under Section 7) to the Depositor, and that the
Depositor intends to convey such rights and remedies to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 3 with respect to repurchase and substitution, against the Seller in the event of an Early Defeasance (as defined below)
exercised by a borrower under an Early Defeasance Loan, a Document Defect or
Breach; provided, that the Trustee on behalf of the Certificateholders (as defined below) shall be a third-party beneficiary of this Agreement and shall be entitled to enforce against the Seller any obligations of the Seller hereunder in connection with an Early Defeasance exercised by a borrower under an Early
Defeasance Loan, a Document Defect or Breach as if the Trustee on behalf of the
Certificateholders had been an original party to this Agreement. It is further acknowledged and agreed by the Seller that notwithstanding the transfer of each
Mortgage Loan to the Purchaser, the Seller shall retain the obligations set forth in this Section 2.

            SECTION 3.    Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)     The Seller is a corporation organized and validly
      existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

                  (ii)    This Agreement has been duly and validly
      authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions

                                        6

      of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                  (iii)   The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's organizational documents, (B)
      violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                  (iv)    The Seller is not in default with respect to any order
      or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                  (v)     The Seller is not a party to or bound by any agreement
      or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

                  (vi)    No consent, approval, authorization or order of any
      court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions involving the
      Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                  (vii)   No litigation is pending or, to the Seller's
      knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

                  (viii)  For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the
      Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser

                                        7

      will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not transferring the
      Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt; and

                  (ix)    Insofar as it relates to the Mortgage Loans, the
      information set forth in Annex A-1 and Annex A-2 to the Prospectus
      Supplement (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus
      Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in Time of Sale Information (as defined in the ASC
      Indemnification Agreement), the Memorandum (as defined in the ASC
      Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement, does not (or, in the case of the Time of Sale Information, did not as of the Time of Sale (as
      defined in the ACS Indemnification Agreement) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (b)   The Seller hereby makes, on the date hereof and on the
Securitization Closing Date, the representations and warranties contained in
Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on Schedules III and IV. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan. In addition, with respect to the Mortgage Loans known as (and identified on Annex A-1 to the
Prospectus Supplement as) JQH Hotel Portfolio B-Note, 24 Hour Fitness, Oak Hill
West Office Complex, Commerce Executive Park I and 1635 Commons Parkway (the
"Early Defeasance Loans"), which Mortgage Loans permit defeasance prior to the second anniversary of the Securitization Closing Date, in the event the related borrower attempts to defease its related underlying mortgage loan on or before the second anniversary of the Securitization Closing Date (such defeasance, an
"Early Defeasance"), then the Seller shall, prior to the Early Defeasance, repurchase that Early Defeasance Loan at the applicable Purchase Price, together with a Yield Maintenance Payment (as defined below). The "Yield Maintenance
Payment" is an amount equal to the greater of (a) 1.0% of the outstanding principal balance of the related Early Defeasance Loan on the date of Early
Defeasance, or (b) the amount which is the positive difference as of the date of the Early Defeasance between (i) the present value of all future scheduled payments of principal and interest (including any balloon payment) through the scheduled maturity date, discounted at the Discount Rate (as defined below), and
(ii) the outstanding principal balance of the Early Defeasance Loan on the date of Early Defeasance. The "Discount Rate" means the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" means the yield calculated by the interpolation of the yields, as reported in Federal Reserve Statistical Release
H.15-Selected

                                        8

Interest Rates under the heading "U.S. Government Securities/Treasury Constant
Maturities" for the week ending prior to the date such payment or proceeds are received, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the maturity date for the related
Early Defeasance Loan (in the event Release H.15 is no longer published, the
Purchaser shall select a comparable publication to determine the Treasury Rate).
In the event the Purchaser, the Depositor or the Trust Fund suffer any adverse tax consequence, loss, expense or damage as a result of the Seller's failure to repurchase an Early Defeasance Loan as required hereunder, the Seller shall immediately pay or reimburse such person for any loss, expense or damage incurred.

            (c)   If the Seller receives, pursuant to Section 2.03(a) of the
Pooling and Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document
Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage"
within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), cure such Document Defect or Breach, as the case may be, in all material respects, or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period
(and in no event later than the second anniversary of the Securitization Closing
Date) and pay the applicable Master Servicer for deposit into its Collection
Account, any Substitution Shortfall Amount in connection therewith; provided that, if a Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a
Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related
Mortgage Loan); and provided, further, that with respect to such additional
90-day period the Seller shall have delivered an officer's certificate to the
Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that if the cure of any Document Defect or Breach would require an expenditure on the part of the Seller in excess of $10,000, then the Seller may, at its option, within the time period provided above, elect to purchase or replace the affected Mortgage Loan in accordance with this Section 3 without attempting to cure such Document Defect or Breach, as the case may be. For a period of two years from the Securitization Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect that materially and adversely affects the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, the
Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure.

                                        9

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

            (d)   If (i) any Mortgage Loan is required to be repurchased or
substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided in the immediately preceding paragraph unless: (x) such other Crossed Loans in such Crossed Group satisfy the Crossed
Loan Repurchase Criteria; (y) the Seller (at its expense) shall have furnished the Trustee with an Opinion of Counsel to the effect that the repurchase of or substitution for the affected Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the
Pooling and Servicing Agreement. If the conditions set forth in clauses (x), (y)
and (z) of the prior sentence are satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the
Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the
Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed

                                       10

Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

            Notwithstanding any of the foregoing provisions of this Section
3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator or the Trust Fund in connection with such release,
(ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) the
Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the applicable Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            (e)   In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account maintained by the applicable Master Servicer, and the delivery of the Mortgage
File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage
Loan(s) to the Trustee and the applicable Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the
Trustee, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the applicable Master

                                       11

Servicer and the Special Servicer shall release to the Seller any Escrow
Payments and Reserve Funds held by it in respect of such repurchased or replaced
Mortgage Loans.

            (f)   This Section 3 provides the sole remedy available to the
Certificateholders or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach and the Purchaser acknowledges and agrees that the representations and warranties made herein by the Seller pursuant to Section 3(b) are solely for risk allocation purposes.

            SECTION 4.    Representations and Warranties of the Purchaser. In
order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Maryland. The
Purchaser has the full power and authority and legal right to acquire the
Mortgage Loans from the Seller and to transfer the Mortgage Loans to the
Trustee.

            (b)   This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)   The Purchaser is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (d)   No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Purchaser of, or compliance by such Purchaser with, this
Agreement or the consummation of the transactions of such contemplated by this
Agreement, except for any consent, approval, authorization or order which has been obtained prior to the actual performance by such Purchaser of its obligations under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of such Purchaser to perform its obligations hereunder.

            (e)   None of the acquisition of the Mortgage Loans by the
Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a

                                       12

breach of, or constitutes or will constitute a default under (i) any term or provision of the Purchaser's articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition
(financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (f)   Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as
a sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

            (g)   There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)   The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5.    Closing. The closing of the sale of the Mortgage
Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham &
Taft LLP, New York, New York on the Securitization Closing Date.

            The Closing shall be subject to each of the following conditions and covenants:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section
4 of this Agreement shall be true and correct in all material respects as of the date hereof and as of the Securitization Closing Date;

            (b)   The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section
6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Depositor, the Seller, the Purchaser, the Dealers and
their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)   The Seller or its designee shall have delivered and released to the Trustee (or a Custodian on its behalf) and the applicable Master
Servicer, respectively, all documents

                                       13

represented to have been or required to be delivered to the Trustee and such
Master Servicer on or before the Securitization Closing Date pursuant to Section
2 of this Agreement;

            (d)   All other terms and conditions of this Agreement required to be complied with on or before the Securitization Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the
Securitization Closing Date;

            (e)   The Seller shall have paid all fees and expenses payable
by it to the Purchaser or otherwise pursuant to this Agreement as of the
Securitization Closing Date; and

            (f)   Letters from an independent accounting firm reasonably
acceptable to the Purchaser and the Seller in form satisfactory to the
Depositor, relating to certain information regarding the Mortgage Loans and
Certificates as set forth in the Prospectus, the Prospectus Supplement and other disclosure documents.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Securitization Closing Date.

            SECTION 6.    Closing Documents. The Closing Documents shall
consist of the following:

            (a)   This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

            (b)   A certificate of the Seller, executed by the Seller and dated the Securitization Closing Date, and upon which the Depositor and the Dealers may rely, to the effect that: (i) the representations and warranties of the
Seller in this Agreement and the Indemnification Agreement are true and correct in all material respects at and as of the date hereof and as of the
Securitization Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedules III and IV to this
Agreement; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the date hereof or the Securitization Closing Date, as applicable;

            (c)   An officer's certificate from the Seller, dated the
Securitization Closing Date, and upon which the Depositor and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Securitization Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the date hereof and as of the Securitization Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                                       14

            (d)   True and complete copies of the certificate of incorporation and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the
Securitization Closing Date;

            (e)   A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate, enforceability and reasonably satisfactory to the Purchaser, its counsel, the Depositor, its counsel and the Rating Agencies, dated the
Securitization Closing Date, including but not limited to, a true sale opinion and an enforceability opinion and addressed to the Purchaser, the Depositor, the
Trustee, the Certificate Administrator, the Dealers and the Rating Agencies,
together with such other written opinions as may be required by the Rating
Agencies;

            (f)   Letters from counsel regarding securities law matters
including 10b5 matters and Rule 159 and Regulation AB compliance; and

            (g)   Such further certificates, opinions and documents as the
Purchaser or the Depositor may reasonably request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser and the sale of the Mortgage
Loans to the Depositor.

            SECTION 7.    Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid or is required to pay) the
Seller's pro rata portion of the aggregate of the following amounts (the
Seller's pro rata portion to be determined according to the percentage that the
Seller Mortgage Loan Balance represents of the Cut-off Date Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i) the costs and expenses of delivering the Pooling and
Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus and
Memorandum and other customary offering materials relating to the Certificates;
(iii) the initial fees, costs, and expenses of the Trustee and the Certificate
Administrator (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage Loans and the Other Mortgage Loans; (iv) the
filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, the Other
Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any
"comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the
Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the
Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                                       15

            SECTION 8.    Grant of a Security Interest. It is the express
intent of the parties hereto that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Accounts, the Distribution Account or, if established, the REO Accounts (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement, and in connection therewith the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

            SECTION 9.    Notices. All notices, copies, requests, consents,
demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                                       16

            SECTION 10.   Representations, Warranties and Agreements to
Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the
Depositor and by the Depositor to the Trustee).

            SECTION 11.   Severability of Provisions. Any part, provision,
representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 12.   Counterparts. This Agreement may be executed in
any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 13.   GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS,
DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED
IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES
HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL
OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 14.   Attorneys' Fees. If any legal action, suit or
proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 15.   Further Assurances. The Seller and the Purchaser
agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16.   Successors and Assigns. The rights and obligations
of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the

                                       17

Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the
Seller hereunder. The Purchaser has the right to assign its interest under this
Agreement, in whole or in part, as may be required to effect the purposes of the
Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser.
Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the Purchaser solely by reason of its interest in such Certificate.

            SECTION 17.   Amendments. No term or provision of this Agreement
may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing
Agreement which relates to defined terms contained therein, Section 2.01(d)
thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 18.   Accountants' Letters. The parties hereto shall
cooperate with accountants designated by the Depositor and reasonably acceptable to the Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and/or the Certificate Purchase Agreement.

            SECTION 19.   Knowledge. Whenever a representation or warranty
or other statement in this Agreement is made with respect to a Person's
"knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 20.   Disclosure Materials. The Purchaser shall provide
the Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       18

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                     SELLER

                                     AMERICAN CAPITAL STRATEGIES, LTD.

                                     By: /s/ Robert Neighoff
                                        ------------------------------
                                        Name: Robert Neighoff
                                        Title: Vice President

                                     PURCHASER

                                     GERMAN AMERICAN CAPITAL CORPORATION

                                     By: /s/ Helaine M. Kaplan
                                        ------------------------------
                                        Name: Helaine M. Kaplan
                                        Title: Vice President

                                     By: /s/ Jeffrey E. Paige
                                        ------------------------------
                                        Name: Jeffrey E. Paige
                                        Title: Vice President

                    [SELLER] MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

ADDRESS FOR NOTICES

Seller:

Address for Notices:

American Capital Strategies, Ltd.
2 Bethesda Center
Bethesda, Maryland 20814
Attn.: Douglas L. Cooper

Purchaser:

Address for Notices:

German American Capital Corporation
60 Wall Street
New York, New York 10005
Attn: Lainie Kaye

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

            1.    The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

            2.    As of the date of its origination, such Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

            3.    Immediately prior to the sale, transfer and assignment to the
      Purchaser, the Seller had good title to, and was the sole owner of, each
      Mortgage Loan and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, but subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing
      Rights Purchase Agreement dated as of the Closing Date between the applicable Master Servicer and the Seller. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the
      Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

            4.    The proceeds of such Mortgage Loan have been fully disbursed
      (except to the extent that a portion of such proceeds is being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

            5.    Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed by the Mortgagor in connection with such
      Mortgage Loan is a legal, valid and binding obligation of the related
      Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no

                                       I-1

      provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

            6.    As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional Interest, prepayment premiums or yield maintenance charges.

            7.    Each related assignment of Mortgage and assignment of
      Assignment of Leases from the Seller to the Purchaser constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of
      Leases is freely assignable.

            8.    Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions and limitations set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the
      Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
      (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the
      Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Loan Combination, the lien of

                                       I-2

      the Mortgage for the related Non-Trust Loan(s). Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and Mortgage Loans that are part of a Loan Combination, there are no mortgage loans that are senior or pari passu in right of payment with the subject Mortgage Loan that are secured by the related Mortgaged Property.

            9.    UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the
      Mortgaged Property owned by a Mortgagor and located on the related
      Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing of UCC Financing Statements, and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
      Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            10.   All real estate taxes and governmental assessments, or
      installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property, have been paid, or an escrow of funds in an amount sufficient (together with, in the case of taxes and governmental assessments not presently due and payable, future escrow payments required to be made pursuant to the related Mortgage Loan documents) to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and
      (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

            11.   To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan, and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged
      Property.

                                       I-3

            12.   The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a
      Mortgage Loan that is part of a Loan Combination, in the original
      (aggregate, if applicable) principal amount of the other mortgage loan(s)
      constituting the related Loan Combination) after all advances of principal
      (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the
      Seller or its successors or assigns is the named insured of such policy;
      such policy is assignable in connection with the assignment of the related
      Mortgage Note without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this
      Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related
      Mortgaged Property is located to the extent required; and such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road and (b) against any loss due to encroachments of any material portion of the improvements thereon.

            13.   As of the date of its origination, all insurance coverage
      required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the original principal balance of the Mortgage Loan (and, in the case of a Mortgage
      Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such
      Mortgaged Property is operated as a manufactured housing community, such
      Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to twelve (12) months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, six (6) months); and as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each
      Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
      Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the
      Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller.
      Except for certain amounts not greater than amounts which would be considered prudent

                                       I-4

      by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set forth in the related
      Mortgage, any insurance proceeds in respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) to the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged
      Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

            The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without thirty (30) days prior written notice to the Mortgagee
      (or, with respect to non-payment, ten (10) days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each
      Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

            14.   Other than payments due but not yet thirty (30) days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the
      Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
      Mortgage Note, except for a written waiver contained in the related
      Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

            15.   As of the Closing Date, each Mortgage Loan is not, and in the prior twelve (12) months (or since the date of origination if such
      Mortgage Loan has been originated within the past twelve (12) months), has not been, thirty (30) days or more past due in respect of any
      Scheduled Payment.

                                       I-5

            16.   Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated
      Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

            17.   No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged
      Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

            18.   Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury regulations Sections 1.860G(2)(a)(3) and 1.860G(2)(f)(2), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
      Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan (i) as of the Testing Date, or (ii)
      as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the
      Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a
      "significant modification" of such Mortgage Loan within the meaning of
      Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing
      Date shall be the date upon which the latest such "significant modification" occurred.

            19.   One or more environmental site assessments, updates or
      transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, except for those Mortgage Loans identified on Annex A to this Schedule I for which a lender's environmental insurance policy was obtained in lieu of such environmental site assessments, updates and transaction screens, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance

                                       I-6

      affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized
      Environmental Condition (REC), as that term is defined in the Standard
      Practice for Environmental Site Assessments: Phase I Environmental Site
      Assessment Process Designation: E 1527-00, as recommended by the American
      Society for Testing and Materials (ASTM), with respect to the related
      Mortgaged Property and the same have not been subsequently addressed in all material respects, then one or more of the following is true: (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the Mortgage Loan documents to perform such work); (ii) the related
      Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation; (iii) the related Mortgagor has provided a lender's environmental insurance policy (in which case such Mortgage Loan is identified on Annex A to this Schedule I); (iv) an operations and maintenance plan has been or will be implemented; (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; or (vi) the Mortgagor or other responsible party has obtained a no further action letter or other evidence that governmental authorities have no intention of taking any action or requiring any action in respect of the REC. All environmental assessments or updates that were in the possession of the Seller and that relate to a
      Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

            20.   Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

            21.   At the time of origination and, to the actual knowledge of
      Seller as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

            22.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

                                       I-7

            23.   Subject to certain exceptions, which are customarily
      acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related
      Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related
      Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property
      Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26) below, or (b) the related Mortgaged
      Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

            24.   Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

            25.   Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

            26.   Since origination, no material portion of the related
      Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the
      Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a)
      which permit defeasance by means of substituting for the Mortgaged
      Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged
      Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section
      1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the
      Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with
      REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the

                                       I-8

      Mortgage Loan or that were not allocated any value in the underwriting during the origination of the Mortgage Loan, the terms of the related
      Mortgage do not provide for release of any portion of the Mortgaged
      Property from the lien of the Mortgage except in consideration of payment in full therefor.

            27.   To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable
      Mortgaged Property is located, as of the date of origination of such
      Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b)
      would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

            28.   To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage
      Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance).

            29.   Intentionally deleted.

            30.   No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

            31.   As of the date of origination and, to the Seller's actual
      knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the
      Mortgaged Property.

            32.   As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under

                                       I-9

      applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the
      Mortgage and applicable law.

            33.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            34.   The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the
      Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect and in an amount (subject to a deductible not to exceed $25,000) at least equal to the least of (a) the replacement cost of improvements located on such mortgaged real property, (b) the outstanding principal balance of the subject mortgage loan and (c) the maximum amount under the applicable federal flood insurance program.

            35.   All escrow deposits and payments required pursuant to the
      Mortgage Loan as of the Closing Date required to be deposited with the
      Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

            36.   To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage
      Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged
      Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

            37.   The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the Seller or its affiliates with respect to the
      Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

            38.   Except for any Mortgage Loan secured by a Mortgagor's
      leasehold interest in the related Mortgaged Property, the related
      Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

            39.   The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related

                                      I-10

      Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage
      Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

            40.   Subject to the exceptions set forth in representation (5), the
      Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each
      Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any
      Person is entitled to occupy, use or possess all or any portion of the real property.

            41.   With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of
      Treasury Regulations Section 1.860G-1(b)(2).

            42.   If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two (2) years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or, in the case of a partial defeasance, in an amount sufficient to make all scheduled payments with respect to the defeased portion of such Mortgage
      Loan). In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor
      (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the
      Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage
      Loan for the remainder of its term, (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii)
      assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the
      Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC
      Opinion of Counsel.

            43.   To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
      Mortgage Loan, the originator

                                      I-11

      of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            44.   Neither the Seller nor any affiliate thereof has any
      obligation to make any capital contributions to the Mortgagor under the
      Mortgage Loan.

            45.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the
      Cut-off Date of the related Mortgage Loan).

                                      I-12

                             ANNEX A (TO SCHEDULE I)

            Mortgage Loans as to Which the Related Mortgagor Obtained
                    a Lender's Environmental Insurance Policy

                                      I-13

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

            With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            1.    Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than thirty (30) days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            2.    Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            3.    Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            4.    To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet thirty (30) days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

            5.    The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

            6.    The ground lease (a) is not subject to any liens or
      encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            7.    A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      II-1

      lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

            8.    Such Ground Lease has an original term (together with any
      extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than twenty (20) years beyond the Stated Maturity Date.

            9.    Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related
      Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution), or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

            10.   The ground lease does not impose any restrictions on
      subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

            11.   The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

          EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

                                      III-1

                                  SCHEDULE III
                                  ------------

          EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

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ANNEX A  MORTGAGE
ID#      LOAN              EXCEPTION
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EXCEPTIONS TO REPRESENTATION 3: TITLE
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197      24 Hour Fitness   There is a prior lien on an easement tract of the
                           property secured by the Mortgage in favor of
                           Massachusetts General Life Insurance Company in the
                           stated principal amount of $3,750,000.00.
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325      1635 Commons      The loan is secured by the Borrower's leasehold
                           interest in a ground lease Parkway of the Property
                           dated as of September 1, 1997 between Wayne County
                           Industrial Development Agency, a public benefit
                           corporation of the State of New York, and Borrower's
                           predecessor; both the Borrower and the fee owner of
                           the Property have executed the Mortgage. The Ground
                           Lease expires in June of 2008, with no options to
                           extend; at termination, the Borrower is obligated to
                           purchase the Property for $1.00 and payment of any
                           taxes due under the PILOT Agreement.
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EXCEPTIONS TO REPRESENTATION 8: TITLE EXCEPTIONS
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197      24 Hour Fitness   The Lease between the Borrower (as Lessor) and Q
                           Clubs Inc. (as Lessee) dated as of January 21, 1998,
                           is an exception set forth on the title policy, but
                           the title policy insures against loss sustained if
                           the lease is not subordinate to Mortgage.

                           Upon a casualty or condemnation which renders the
                           Mortgaged Property unsuitable for continued use,
                           Tenant has right to purchase the Mortgaged Property
                           or to require a substitution of the Mortgaged
                           Property under the terms of the Mortgage.
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121      JQH Hotel         The lien evidenced by Promissory Note B is
         Portfolio B-Note  subordinate to the lien of Promissory Note A (which is dated as of June 8, 2006, in the original
                           principal amount of $152,000,000.00 executed by
                           Hammons of Oklahoma City, LLC, Hammons of Lincoln,
                           LLC, Hammons of South Carolina, LLC, Hammons of New
                           Mexico, LLC, Hammons of Tulsa, LLC, and Hammons of
                           Sioux Falls, LLC).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
296      Big Kmart -       The Lease between the predecessor to Borrower (as
         Jacksonville      Lessor) and Kmart Corporation Inc. (as Lessee) dated
                           April 17, 1992, is an exception set forth on the
                           title policy. The Lease provides that the Tenant
                           shall subordinate its interest to a first mortgage
                           provided that Tenant's possession shall not be
                           disturbed absent a breach or termination of the
                           Lease.
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325      1635 Commons      A portion of the Property is subject to an Option to
         Parkway           Purchase in favor of the Town of Macedon dated as of
                           June 26, 1997. The portion of the property described
                           in the Option to Purchase may be released at
                           Borrower's request upon compliance with certain
                           conditions (see exception to representation 26
                           below).
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265      Big Kmart -       The Lease between the predecessor to Borrower (as
         Clemmons          Lessor) and Kmart Corporation Inc. (as Lessee) dated
                           May 14, 1992, is an exception set forth on the title
                           policy. The Lease provides that the Tenant shall
                           subordinate its interest to a first mortgage provided
                           that Tenant's possession shall not be disturbed
                           absent a breach or termination of the Lease.
--------------------------------------------------------------------------------

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EXCEPTIONS TO REPRESENTATION 12: TITLE INSURANCE
--------------------------------------------------------------------------------
121      JQH Hotel         The lien evidenced by Promissory Note B is
         Portfolio B-Note  subordinate to the lien of Promissory Note A (which is dated as of June 8, 2006, in the original
                           principal amount of $152,000,000.00 executed by
                           Hammons of Oklahoma City, LLC, Hammons of Lincoln,
                           LLC, Hammons of South Carolina, LLC, Hammons of New
                           Mexico, LLC, Hammons of Tulsa, LLC, and Hammons of
                           Sioux Falls, LLC).
--------------------------------------------------------------------------------
197      24 Hour Fitness   See exception noted in Representation 3 regarding
                           existing prior lien in favor of Massachusetts General
                           Life Insurance Company.
--------------------------------------------------------------------------------

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EXCEPTIONS TO REPRESENTATION 13: INSURANCE
--------------------------------------------------------------------------------
197      24 Hour Fitness   The Mortgage does not require business interruption
                           insurance. The Mortgage provides that compliance by
                           the Tenant with the insurance requirements set forth
                           in the Q Clubs lease shall satisfy the Borrower's
                           insurance requirements under the Mortgage; the Q
                           Clubs lease requirements for insurance are
                           substantially similar to the Mortgage requirements
                           and the Q Clubs lease requirements cover such risks
                           with coverage in such amounts as are customarily
                           acceptable to prudent commercial lending institutions
                           on the security of property comparable to the related
                           Mortgaged Property. The Mortgage provides that the
                           Tenant may self-insure provided there is no Event of
                           Default and the Tenant has a rating from Standard and
                           Poor's Rating Service of "BBB-" or better.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Upon a casualty which renders the Mortgaged Property
                           unsuitable for continued use, Tenant has right to
                           purchase the Mortgaged Property or to require a
                           substitution of the Mortgaged Property under the
                           terms of the Mortgage.
--------------------------------------------------------------------------------
296      Big Kmart -       The Mortgage provides that KMart Corporation may
         Jacksonville      self-insure in accordance with the terms of the Lease
                           provided there is no Event of Default and KMart's net
                           worth is in excess of $100,000,000.00.

                           The Mortgage requires only 6 months of rental
                           insurance.
--------------------------------------------------------------------------------
265      Big Kmart -       The Mortgage provides that KMart Corporation may
         Clemmons          self-insure in accordance with the terms of the Lease
                           provided there is no Event of Default and KMart's net
                           worth is in excess of $100,000,000.00.

                           The Mortgage does not require business interruption
                           insurance.
--------------------------------------------------------------------------------
248      Rite Aid -        The Mortgage provides that the tenant, Thrifty
         Vancouver, WA     Payless, Inc., may self-insure in accordance with the
                           terms of the Lease.
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EXCEPTIONS TO REPRESENTATION 17: FURTHER ENCUMBRANCES
--------------------------------------------------------------------------------
325      1635 Commons      The Mortgage provides that the Property may be
         Parkway           subject to liens for unpaid PILOT payments (payments
                           made in lieu of taxes).
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EXCEPTIONS TO REPRESENTATION 19: ENVIRONMENTAL SITE ASSESSMENT
--------------------------------------------------------------------------------
296      Big Kmart -       Seller does not possess an environmental report from
         Jacksonville      origination of the loan, but an environmental site
                           assessment was performed by an environmental
                           consulting firm independent of Seller and Seller's
                           affiliates during the 18 months preceding the Closing
                           Date for the Mortgaged Property.
--------------------------------------------------------------------------------
202      Oak Hill West     Seller does not possess an environmental report from
         Office Complex    origination of the loan, but an environmental site
                           assessment was performed by an environmental
                           consulting firm independent of Seller and Seller's
                           affiliates during the 18 months preceding the Closing
                           Date for the Mortgaged Property.
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325      1635 Commons      Seller does not possess an environmental report from
         Parkway           origination of the loan, but an environmental site
                           assessment was performed by an environmental
                           consulting firm independent of Seller and Seller's
                           affiliates during the 18 months preceding the Closing
                           Date for the Mortgaged Property.
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235      Commerce          Seller does not possess an environmental report from
         Executive Park I  origination of the loan, but an environmental site assessment was performed by an

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           environmental consulting firm independent of Seller
                           and Seller's affiliates during the 18 months
                           preceding the Closing Date for the Mortgaged
                           Property.
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EXCEPTIONS TO REPRESENTATION 23: DUE ON SALE/TRANSFER
--------------------------------------------------------------------------------
296      Big Kmart -       The Mortgage provides that the interests in the
         Jacksonville      Borrower may be transferred between and among the
                           President of the General Partner of the Borrower, the
                           beneficiaries of the Trust which is the limited
                           partner of the Borrower, and any of their lineal
                           descendants and that the Property may be transferred
                           to an SPE under the control of any of the above
                           parties or their family members; these provisions
                           specifically relate to the principals and
                           beneficiaries of the original borrower.
--------------------------------------------------------------------------------
265      Big Kmart -       The Mortgage provides that the interests in the
         Clemmons          Borrower or the Property may be transferred between
                           and among the immediate family members or lineal
                           descendants of the Trustee of the General Partner
                           (Charles B. Benenson) or trusts established for any
                           of the parties. The Property may be transferred to
                           any partner of The Benenson Company (original
                           borrower). These provisions specifically relate to
                           the principals and beneficiaries of the original
                           borrower.
--------------------------------------------------------------------------------

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EXCEPTIONS TO REPRESENTATION 26: RELEASE OF MORTGAGED PROPERTY
--------------------------------------------------------------------------------
197      24 Hour Fitness   The Borrower has the right to substitute Replacement
                           Property for the Mortgaged Property upon the
                           occurrence of certain events (significant casualty or
                           condemnation, economic unsuitability and adverse
                           environmental conditions) pursuant to the Mortgage.
--------------------------------------------------------------------------------
325      1635 Commons      Under the Loan Documents, the Borrower has the right
         Parkway           to the release of certain unimproved property
                           provided certain conditions are met (including no
                           Event of Default has occurred and is continuing and
                           for the preceding 12 months the Debt Service Coverage
                           Ratio is equal to or greater than 1.3/1.0).
--------------------------------------------------------------------------------

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EXCEPTIONS TO REPRESENTATION 33: CROSS-COLLATERALIZED OBLIGATIONS
--------------------------------------------------------------------------------
121      JQH Hotel         The indebtedness evidenced by Promissory Note B is
         Portfolio B-Note  secured by collateral which also secures payment of the indebtedness evidenced by Promissory Note A
                           (which is dated as of June 8, 2006, in the original
                           principal amount of $152,000,000.00 executed by
                           Hammons of Oklahoma City, LLC, Hammons of Lincoln,
                           LLC, Hammons of South Carolina, LLC, Hammons of New
                           Mexico, LLC, Hammons of Tulsa, LLC, and Hammons of
                           Sioux Falls, LLC). Promissory Note A is secured by
                           collateral that is not a part of the Trust Fund and
                           is not sold pursuant to this Agreement.
--------------------------------------------------------------------------------

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EXCEPTIONS TO REPRESENTATION 34: FLOOD INSURANCE
--------------------------------------------------------------------------------
197      24 Hour Fitness   The Mortgage has no deductible requirement for
                           required flood insurance.
--------------------------------------------------------------------------------
265      Big Kmart -       The Mortgage does not require flood insurance.
         Clemmons
--------------------------------------------------------------------------------
296      Big Kmart -       The Mortgage does not require flood insurance.
         Jacksonville
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EXCEPTIONS TO REPRESENTATION 39: NON-RECOURSE EXCEPTIONS
--------------------------------------------------------------------------------
197      24 Hour Fitness   The Borrower's liability for fraud and material
                           misrepresentation is limited to losses incurred. The
                           Borrower's liability for breach of environmental
                           covenants is limited to environmental matters caused
                           by Borrower. There is no liability of Borrower for
                           misappropriation of insurance proceeds or
                           condemnation awards (applicable provision in Mortgage
                           has incorrect defined term).
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202      Oak Hill West     The Borrower's liability for fraud and material
         Office Complex    misrepresentation is limited to losses incurred.
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235      Commerce          The Borrower's liability for fraud and material
         Executive Park I  misrepresentation is limited to losses incurred.
--------------------------------------------------------------------------------
325      1635 Commons      The Borrower's liability for fraud and material
         Parkway           misrepresentation is limited to losses incurred. The
                           fee owner of the Property has no recourse liability.
--------------------------------------------------------------------------------

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EXCEPTIONS TO REPRESENTATION 42: DEFEASANCE
--------------------------------------------------------------------------------
197      24 Hour Fitness   The Loan Documents provide that the mortgage
                           collateral may be defeased at any time after January
                           31, 2001 upon sixty (60) days' written notice.
--------------------------------------------------------------------------------
202      Oak Hill West     The Loan Documents provide that the mortgage
         Office Complex    collateral may be defeased at any time after the
                           earlier of 42 months from origination (March 2, 2001)
                           or 2 years after start-up date.
--------------------------------------------------------------------------------
235      Commerce          The Loan Documents provide that the mortgage
         Executive Park I  collateral may be defeased at any time after the earlier of 42 months from origination (July 23, 2001)
                           or 2 years after start-up date.
--------------------------------------------------------------------------------
325      1635 Commons      The Loan Documents provide that the mortgage
         Parkway           collateral may be defeased at any time after the
                           earlier of 42 months from origination (June 20, 2001)
                           or 2 years after start-up date.
--------------------------------------------------------------------------------

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EXCEPTIONS TO REPRESENTATION 45:  ENCUMBRANCES
--------------------------------------------------------------------------------
197      24 Hour Fitness   See exception noted in Representation 3 regarding
                           existing prior lien in favor of Massachusetts General
                           Life Insurance Company.
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                                   SCHEDULE IV

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES

                                      IV-1

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                       A-1